                               THE COMMERCE FUNDS

                             LETTER TO SHAREHOLDERS

Dear Shareholders,

     We are pleased to present our semiannual report for the Commerce Funds family.

     We continually strive to provide you with a fund family that offers you investment choices and competitive risk adjusted returns over the long term. During the first half of 1997 we introduced the Growth and Income Fund (inception date March 3, 1997) which invests in companies which we believe represent attractive value relative to their current price and which will provide, on average, a current yield in excess of the S&P 500 Stock Index. This fund is of interest to those investors who desire the capital appreciation an equity fund provides, and who want a higher level of income than is typically achieved by a growth-oriented equity fund.

     On January 2, 1997, we introduced the Service Shares for the Commerce Funds (except National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund). Service Shares are an additional class of shares which broadens the distribution of the Commerce Funds.

     We are pleased you have chosen to invest in the Commerce Funds and we welcome your comments and suggestions. A review of each Fund and commentary on the financial markets follows.

Taxable Bond Funds

     The U.S. economy has exhibited tremendous growth with few signs of inflation over the recent six month period. First quarter 1997 Gross Domestic Product (GDP) rose at an astonishing rate of 5.6%. Importantly, inflation pressures have been modest with strong increases in productivity offsetting a continued pickup in nominal wage growth. The large gain in GDP was influenced by additions to inventory along with unseasonably warm weather, and has likely borrowed from second quarter growth. The Federal Reserve has again indicated a preemptive disposition to raise rates before clear signs of inflation, which will create a longer term positive bias for the bond market.

Short-Term Government Fund

     The Institutional Shares of the Fund had a total return for the six month period ended April 30, 1997 of 1.68% based on net asset value ("NAV") versus the Lipper Short U.S. Government Funds Index return of 1.96% and the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index return of 1.98%. The Institutional Shares distributed $0.56 per share from net investment income during the period. Service Shares recorded a total return of 1.14%, based on NAV, since their inception on January 2, 1997 through April 30, 1997, and distributed $0.40 per share from net investment income. The Lipper Short U.S. Government Funds Index return and the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index recorded a return of 1.35% and 1.31%, respectively, for the same period.

     The mixed economic news has kept interest rates volatile over the time since our last letter. Given this environment, we have positioned the fund with a neutral duration and a higher yield than our benchmark index to help us add relative return. The Short-Term Government Fund has used positive cash inflows to purchase government backed mortgage securities, agency issues and Treasuries.

Bond Fund

     The Institutional Shares of the Fund had a total return for the six months ended April 30, 1997 of 1.69%, based on NAV, versus the Lipper Intermediate Investment Grade Debt Funds Index return of 1.53% and the Lehman Brothers Aggregate Bond Index return of 1.70%. The Institutional Shares distributed $0.60 per share from net investment income during the period. Service Shares recorded a total return of 0.86%, based on NAV, since their inception on January 2, 1997 through April 30, 1997, and distributed $0.39 per share from net investment income. The Lipper Intermediate Investment Grade Debt Funds Index and the Lehman Brothers Aggregate Bond Index recorded a return of 0.77% and 0.93%, respectively, for the same time period.

     The Fund has continued its neutral position versus the duration of its benchmark index while maintaining our higher yielding sector exposure. The Fund continues to maintain exceptional credit quality, with an average quality rating of AAA. The Bond Fund has used positive cash inflows to purchase government backed mortgage securities, corporate bonds and Treasuries.

Balanced Fund

     The Institutional Shares of the Fund had a total return based on NAV for the six months ended April 30, 1997 of 5.25% as compared with the Lipper Balanced Fund Index

                             THE COMMERCE FUNDS
of 6.94% and the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index of 9.45%. Service Shares recorded a return of 2.42%, based on NAV, since their inception on January 2, 1997 through April 30, 1997. The Lipper Balanced Fund Index and the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index recorded a return of 3.45% and 5.67%, respectively, for the same period.

     Over the last six months the Fund made changes in the 40% fixed income target and the 60% stock target. The fixed income duration has remained neutral with a slightly higher yield versus our benchmark. Purchases have increased our positions in government backed mortgage securities, asset backed securities and Treasury positions.

     The 60% allocated toward equities has been divided 75% to large cap growth stocks and 25% mid cap issues. The heaviest weighted sectors remain technology, financial services, and producer manufacturing.

Growth and Income

     The Commerce Growth and Income Fund was successfully launched March 3, 1997. The Institutional Shares of the Fund recorded a total return of -0.50%, based on NAV for the period ending April 30, 1997. This compares with a 1.62% return for the S&P 500 Index and a 0.06% return for the Lipper Growth and Income Fund Index for the same time period. The Service Shares recorded a total return of -0.56%, based on NAV, since their inception on March 3, 1997 through April 30, 1997.

     The timing was a mixed blessing in that the stock market (as defined by the S&P 500 Index) declined 4.10% for the month of March. Although this left initial investors in the Fund with a market value below the initial $18.00 NAV, it did provide us with an excellent opportunity to invest the positive cash flow to the Fund. Subsequently, the recovery of the stock market in April recaptured most of the March decline.

     The Fund is well diversified across the major economic sectors as represented in the Russell 1000 Value Index. The financial sector is by far the largest in the portfolio. This is in keeping with the Index weight as well as our positive assessment of many of the companies in this sector. Oil and gas/utilities represents the next largest sector and provides much of the current yield for the portfolio.

     One interesting aspect of the Fund currently is its relatively low average market capitalization. At a $6.6 billion weighted average market capitalization, the Fund has a mid-cap bias. We believe this supports the notion that large capitalization stocks are relatively expensive in the current environment, and that "value", as we define it, is to be found in the smaller capitalization issues.

     The Commerce Growth and Income Fund exhibits many of the defensive characteristics of a value-based investment process. The Fund's low average price/earnings ratio and relatively high yield have contributed to positive results relative to the S&P 500 Index each day that the Index has declined by 1% or more.

Growth Fund

     The Institutional Shares of the Fund had a total return based on NAV of 11.51% for the six months ending April 30, 1997. This compares with a 14.72% return for the S&P 500 Index and a 8.53% return for the Lipper Growth Funds Index. Service Shares recorded a total return of 6.79%, based on NAV, since their inception on January 2, 1997 through April 30, 1997. The S&P 500 Index the Lipper Growth Funds Index recorded a return of 8.81% and 4.04%, respectively, for the same period.

     There was no stopping the bull market over the last six months. The Federal Reserve attempted to slow the pace of the economy and the stock market by raising the federal funds rate in late March. Stock prices did respond by tumbling for a few weeks, but abruptly turned around, recovering the entire loss by the end of April. Valuation levels for the market have been supported by strong earnings gains for the S&P 500 Index in the fourth quarter. Mid teens growth in the first quarter of 1997 pleasantly surprised market forecasters. The supply/demand picture continues to look favorable for the market, as money continues to flow into mutual funds and corporations continue to buy back record amounts of their own stocks.

     The fund continues to overweight the financial services, technology and producer manufacturing sectors. We have emphasized financial companies that will benefit from increased savings from the aging baby

                             THE COMMERCE FUNDS
boom generation. Our strongest performers in the financial sector were Conseco, Inc., Travelers Group, Inc., and BankAmerica Corp., all up over 25% over the last six months.

     The strongest price performance for the fund came from the technology sector. Xilinx, Inc., Linear Technology Corp., and Microsoft Corp. all increased 50% or more over the last six months. Technology issues exhibit high stock price volatility as products are created at a lightning pace, causing uncertainty regarding companies' long term outlooks. We believe this is an exciting industry in which to invest and the Fund maintains a well diversified portfolio of companies within the group.

MidCap Fund/(a)/

     The last six months have been one of the most significant periods of under-performance for mid and small cap stocks ever recorded. Our MidCap Fund, squarely positioned in this area, provided no safe harbor, as the total return was -6.10% for the Institutional Shares for the six months ended April 30, 1997. This performance trailed that of the S&P Mid Cap 400, which recorded a gain of 6.90% during the same period. Funds included in the Lipper Mid Cap Index fared no better, as the return declined 1.78%. Service Shares recorded a total return of -8.97%, based on NAV, since their inception on January 2, 1997 through April 30, 1997. The S&P Mid Cap 400 and the Lipper Mid Cap Index recorded a return of 1.07% and -4.90%, respectively, for the same time period.

     During this period of under-performance, we have thoroughly examined our investment process to determine which factors negatively impacted our otherwise positive long-term results. First is the issue of company size and market returns. For the past year, investors have favored Blue Chip stocks, which have typically provided investors with greater liquidity and stability of earnings, albeit with lower average growth rates. Our approach is to search for investments among medium sized companies.

     Second, our style of investment is to look for "growth" stocks. These companies are focused on increasing sales and earnings rapidly. We believe the above average growth these companies are experiencing will be rewarded in the marketplace. However, over the past twelve months, these companies fell out of favor with investors, pushing valuations to extremely low historical levels.

     Our findings from scrutinizing our investment process lead us to believe that, while difficult for shareholders, this recent period has been highly unusual for MidCap growth stocks. The extreme manner in which many of these companies stock prices were liquidated in the last six months suggests the period of under-performance has run its course, and the "value" in the marketplace lies in the high quality, mid-sized companies.

International Equity Fund

     For the six months ended April 30, 1997, Institutional Shares of the Fund produced a total return of 5.50%, based on NAV, compared to 1.71% for the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index, and 8.75% for the Lipper International Equity Funds Index. Service Shares recorded a total return of 0.23%, based on NAV, since their inception on January 2, 1997 through April 30, 1997. The EAFE Index and the Lipper International Equity Funds Index recorded a return of -0.95% and 2.96%, respectively, for the same time period.

     Year to date has been a mixed year for investments in non-U.S. equity markets. International markets started the year in mixed fashion, with good results from stock markets in Europe and Latin America offset by poor performance from the Pacific markets, most notably, Japan.

     The performance of the International Equity Fund during the first quarter was ahead of the EAFE benchmark, with country selection a positive contributor, but stock selection a slight negative. The lack of any currency hedging also hurt relative performance.

     While Japan continues to represent the largest country weighting in the portfolio at nearly 21%, the portfolio is underweighted in Japan compared to the EAFE Index where the weighting for Japan is approximately 30%. This underweighting has helped the portfolio to outperform the market index this year to date.

     Exposure to the emerging markets of Latin America has also helped the portfolio to outperform the market index. Brazil exposure particularly added value in early 1997. Emerging markets, which are not represented in the EAFE Index, account for about 12.5% of the Fund's market value.

/(a)/ Formerly the Aggressive Growth Fund

                             THE COMMERCE FUNDS

     The economic outlook world-wide remains benign, with a low growth, low inflation scenario firmly in place in most of the non-U.S. world. This scenario remains supportive of good corporate profits growth abroad, which should be the principal driver of global stock market performance over the balance of the year.

Tax-Exempt Market

     In the six months ended April 30, 1997, tax exempt investors experienced a gradually rising interest rate environment within the trading range which has been in place since early 1996. That is to say that although rates ended the period near their six month highs, neither the lows nor highs of 1996 were broken. As measured by 10 year Aa rated General Obligation bonds the ending level of 5.16% was up from the interim low of 4.76% in December. The established trading range is bounded by a 4.50% rate set in February, 1996 and a 5.41% rate established later that spring. Remaining within the range means that volatility continues to decline. Only fifty basis points (0.50%) separated the high from the low during the period whereas in the previous year the range had been ninety basis points. This trend reflects the growth of the economy; a low and stable inflation rate and Federal Reserve policy initiatives may serve to maintain these favorable conditions.

     The economic cycle now in its seventh year of growth has created a positive backdrop for bond issuers. Tax receipts have risen to such an extent that in 36 states the legislators are cutting taxes in 1997. Rating changes have been predominately favorable as upgrades are typically two to three times downgrades for any given week. It is at times like these that credit concerns do not seem to have much relevance. We continue to be vigilant, however, since it is unlikely that conditions can improve much from these levels. Spending on Medicaid and prison construction are forecasted to increase. Although the public seems to be more receptive to state and local spending, there is a continuing push for management improvements, elimination of government functions and privatization. How governmental units adapt to these trends will have a lot to do with their ability to maintain their recently enhanced ratings.

     New issues volume is slightly lower than the same period last year. A positive factor in the supply/demand equation is the renewed buying interest of insurance companies whose profitability has made tax exempt investing attractive. This incremental demand combined with the resolution of the tax reform issue has caused the tax exempt market to trade relatively rich to the taxable sector at least compared to the last couple of years. These levels should continue. Looking ahead, a capital gains tax cut should be at least a short term positive as gains currently locked in the stock market are reallocated into fixed income investments.

National Tax-Free Bond Fund

     For the period, the NAV of the Fund declined 0.38% to $18.39 from $18.46 reflecting the slightly higher yields noted above. Distributions totaled $0.37 per share bringing the total return to 1.60%. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Intermediate Index had returns of 1.62% and 1.49% respectively. We continue to broaden sector representation by using bonds outside the general obligation category.

Missouri Tax-Free Bond Fund

     The change in NAV from $18.26 to $18.16 represented a 0.55% decline. When combined with the per share distribution of $0.40 the total return was 1.64%. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 1.60% and 1.49% respectively. We have continued to add housing and higher education representation to the portfolio.

     In conclusion, we appreciate your support and look forward to helping you meet your investment objectives.

Sincerely,

/s/ Peter F. Mackie

Peter F. Mackie
Executive Vice President
Commerce Bank, N.A.
April 30, 1997

Total return figures include expense waivers and reimbursements. Without such waivers and reimbursements, total return would be reduced. Total return based on NAV does not include sales charges.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           SHORT-TERM GOVERNMENT FUND
                                 April 30, 1997
                                   (Unaudited)


  Principal          Interest        Maturity
    Amount             Rate            Date              Value
------------         ---------      -----------      ---------------
             Collateralized Mortgage Obligations--22.3%

   Federal Home Loan Mortgage Corp.
       Series 180, Class G
$     958,613          8.00%        09/15/21         $      964,901
   Federal Home Loan Mortgage Corp.
       Series 1255, Class G
      455,000          7.50         07/15/21                456,988
   Federal Home Loan Mortgage Corp.
       Series 1727, Class E
      660,000          6.50         04/15/18                653,809
   Federal National Mortgage Assn.
       Series 1993-29, Class FA
      281,000          6.50         03/25/20                274,413
   Federal National Mortgage Assn.
       Series 1993-130, Class H
      510,000          6.30         09/25/18                497,250
   Federal National Mortgage Assn.
       Series 1993-139, Class KB
    1,000,000          7.00         11/25/00              1,002,810
   Federal National Mortgage Assn.
       Series 1993-140, Class D
    1,160,000          5.50         08/25/07              1,147,675
   Prudential Home Mortgage Securities
       Series 1993-43, Class A1
    1,042,129          5.40         10/25/23              1,026,820
   Residential Funding Mortgage Securities
       Series 1993-S49, Class A2
    1,000,000          6.00         12/25/08                982,180
   Westam Mortgage Financial Corp.
       Series 7, Class F
    1,675,818          9.30         10/01/15              1,721,366
                                                     ---------------
                Total Collateralized
                  Mortgage Obligations
                  (cost $8,762,344) ........         $    8,728,212
                                                     ---------------
           Mortgage-Backed Pass-Through Obligations--9.1%
   Federal Home Loan Mortgage Corp.
$      46,630          8.75%        02/01/01         $       47,985
       96,236          8.75         04/01/01                100,145
      622,796          8.25         08/01/01                638,560
      972,529          7.00         05/01/26                946,388
   Federal National Mortgage Assn.
      495,893          6.50%        02/01/12                481,636
      447,085          9.00         07/01/24                469,021
   Government National Mortgage Assn.
      303,025          8.00         10/15/16                311,640
      555,185          8.00         07/15/17                570,136
                                                     ---------------
                Total Mortgage-Backed
                   Pass-Through Obligations
                   (cost $3,537,325) .......         $    3,565,511
                                                     ---------------
             U.S. Government Agency Obligations--52.9%
   Federal Agriculture Mortgage Corp.
$     500,000          6.69%        02/10/00         $      501,430
   Federal Farm Credit Bank
    1,000,000          7.17         04/03/00              1,014,690
    1,000,000          6.10         11/19/01                975,160
   Federal Home Loan Bank
      530,000          7.13         03/27/00                537,452
    1,000,000          7.44         08/10/01              1,025,620
    1,000,000          6.53         08/28/01                992,970
    1,000,000          6.63         08/28/01                995,290
      965,000          7.56         02/27/02                997,414
   Federal Home Loan Mortgage Corp.
    1,000,000          7.93         01/20/98              1,013,440
    1,000,000          7.82         01/27/98              1,012,970
      500,000          7.90         01/27/00                516,485
    1,000,000          6.52         08/25/00                997,500
      500,000          6.70         07/25/01                499,685
   Federal National Mortgage Assn.
    1,000,000          6.36         08/16/00                993,910
    1,000,000          9.20         09/11/00              1,077,810
      250,000          6.18         03/15/01                246,055
      500,000          6.63         04/18/01                498,830
      700,000          6.38         08/14/01                690,592
   Israel Aid Series 5A
    2,000,000          7.75         11/15/99              2,054,060




The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     SHORT-TERM GOVERNMENT FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)

  Principal          Interest        Maturity
    Amount             Rate            Date              Value
---------------      ---------      ------------     -----------
           U.S. Government Agency Obligations--Continued
   Tennessee Valley Authority 1989,
      Series D
$2,000,000           8.38%          10/01/99         $ 2,080,620
   575,000           6.00           11/01/00             563,500
   U.S. Department of Housing & Urban
      Development Series 1994-A
   100,000           6.44           08/01/02              97,235
   U.S. Department of Housing & Urban
      Development Series 1995-A
 1,250,000           8.15           08/01/00           1,302,500
                                                     -----------
                Total U.S. Government
                  Agency Obligations
                  (cost $20,752,777) .......         $20,685,218
                                                     -----------
                 Short-Term Obligations--14.0%
   Federal Farm Credit Bank
$3,000,000           5.37%          05/15/97         $ 2,993,758
   Federal National Mortgage Assn.
 2,500,000           5.44           05/01/97           2,500,000
                                                     -----------
                Total Short-Term
                  Obligations
                  (cost $5,493,758) ........         $ 5,493,758
                                                     -----------
                 Repurchase Agreements--2.1%
   State Street Bank & Trust Company,
     dated 04/30/97, repurchase price
     $818,117 (U.S. Treasury Bonds:
     $834,847, 8.13%, 08/15/21)
$  818,000           5.15%          05/01/97         $   818,000
                                                     -----------
                Total Repurchase
                  Agreements
                  (cost $818,000) ..........         $   818,000
                                                     -----------
                Total Investments
                  (cost $39,364,204/(a)/)...         $39,290,699
                                                     ===========
----------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for
    investments in which value
    exceeds cost ...........................         $   256,271
   Gross unrealized loss  for
    investments in which cost
    exceeds value ..........................            (329,776)
                                                     -----------
   Net unrealized loss .....................         $   (73,505)
                                                     ===========
----------------------------------------------------------------


     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/The cost stated also represents aggregate cost for income tax purposes.


  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                    BOND FUND
                                 April 30, 1997
                                   (Unaudited)

    Principal            Interest          Maturity
     Amount                Rate              Date                    Value
------------------      -----------      -------------          ---------------
                        Asset-Backed Securities--26.5%
AUTO--1.2%
  NationsBank Auto Owner Trust
    Series 1996-A, Class A4
$ 2,000,000                6.63%           12/15/00             $    2,005,620
                                                                ---------------
CREDIT CARD--10.8%
  American Express Master Trust
    Series 1994-3, Class A
$ 2,000,000                7.85%           08/15/05             $    2,091,860
  Chemical Master Credit Card Trust 1
    Series 1995-3, Class A
  2,000,000                6.23            04/15/05                  1,943,740
  Choice Credit Card Master Trust
    Series 1992, Class 2B
  2,000,000                7.20            04/15/99                  2,019,520
  Discover Card Master Trust
    Series 1993-3, Class A
  2,000,000                6.20            05/16/06                  1,922,500
  Discover Card Trust
    Series 1991-F, Class B
  2,000,000                8.35            11/21/00                  2,043,740
  MBNA Master Credit Card Trust
    Series 1995-C, Class A
  2,000,000                6.45            02/15/08                  1,936,860
  Standard Credit Card Master Trust
    Series 1993-2, Class A
  2,000,000                5.95            10/07/04                  1,900,380
  Standard Credit Card Master Trust
    Series 1995-1, Class A
  2,000,000                8.25            01/07/07                  2,137,840
  Standard Credit Card Master Trust
    Series 1995-1, Class B
  2,000,000                8.45            01/07/07                  2,142,860
                                                                ---------------
                                                                $   18,139,300
                                                                ---------------
HOME EQUITY--2.5%
  Advanta Mortgage Loan Trust
    Series 1994-4, Class A2
$ 4,000,000                8.92%           01/25/26             $    4,225,160
                                                                ---------------

MANUFACTURED HOUSING--12.0%
  Associates Manufactured Housing
    Series 1986-1, Class A5
$ 4,000,000                7.60%           03/15/27             $    4,030,000
  Green Tree Financial Corp. Series
    1993-4, Class A4
  2,000,000               6.60             01/15/19                  1,966,860
  Green Tree Financial Corp. Series
    1993-4, Class A5
  4,000,000               7.05             01/15/19                  3,903,720
  Green Tree Financial Corp. Series
    1994-2, Class A4
  4,000,000               7.90             05/15/19                  4,138,720
  Green Tree Financial Corp. Series
    1996-4, Class A7
  4,000,000               7.90             06/15/27                  4,080,000
  Green Tree Financial Corp. Series
    1996-8, Class M1
  2,000,000               7.85             10/15/27                  2,036,240
                                                                ---------------
                                                                $   20,155,540
                                                                ---------------
                  Total Asset-Backed Securities
                      (cost $43,547,427) ..........             $   44,525,620
                                                                ---------------
                   Collateralized Mortgage Obligations--5.8%
  Federal Home Loan Mortgage Corp.
    Series 60, Class H
$ 7,000,000               9.00%            07/15/20             $    6,884,010
  Federal National Mortgage Assn.
    Series 1993-130, Class H
  1,000,000               6.30             09/25/18                    975,000
  PNC Mortgage Securities Corp.
    Series 1996-1, Class A1
  1,916,207               7.50             09/25/09                  1,928,183
                                                                ---------------
                  Total Collateralized
                    Mortgage Obligations
                    (cost $9,958,807) ...........               $    9,787,193
                                                                ---------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


    Principal          Interest          Maturity
     Amount              Rate              Date                      Value
------------------   -----------      -------------             ----------------
                         Corporate Obligations--15.2%
FINANCIAL--11.7%
  American Express Credit Corp.
$ 2,000,000              6.13%           11/15/01               $    1,937,800
  BankAmerica Corp.
  2,000,000              6.88            06/01/03                    1,974,800
  Chemical Bank
  2,000,000              6.70            08/15/08                    1,888,260
  Chubb Capital Corp.
  2,000,000              6.00            02/01/98                    1,996,740
  Ford Motor Company Credit Corp.
  2,000,000              6.63            06/30/03                    1,949,440
  General Motors Acceptance Corp.
  2,000,000              6.63            10/15/05                    1,909,680
  Morgan Stanley Group, Inc.
  2,000,000              6.75            03/04/03                    1,965,600
  NationsBank Corp.
  1,000,000              7.75            08/15/15                    1,005,260
  1,000,000              7.80            09/15/16                      997,470
  PNC Bank N.A.
  2,000,000              7.88            04/15/05                    2,055,140
  Smith Barney Holdings, Inc.
  2,000,000              6.63            06/01/00                    1,988,120
                                                                ---------------
                                                                $   19,668,310
                                                                ---------------
INDUSTRIAL--2.3%
  Hanson Overseas BV
$ 2,000,000              6.75%           09/15/05               $    1,933,200
  Shell Oil Co.
  1,000,000              6.95            12/15/98                    1,007,110
  Union Pacific Railroad Corp.
  1,000,000              6.44            01/15/98                    1,001,070
                                                                ---------------
                                                                $    3,941,380
                                                                ---------------
UTILITIES--1.2%
  Duke Power Corp.
$ 1,000,000              7.37%           02/02/04               $    1,003,460

  Union Electric Co.
  1,000,000              6.75%           10/15/99               $      998,820
                                                                ---------------
                                                                $    2,002,280
                                                                ---------------
                  Total Corporate Obligations
                    (cost $25,051,832) ..........               $   25,611,970
                                                                ---------------
                              Foreign Bonds--0.6%
  Hydro Quebec Note
$ 1,000,000              7.96%           12/17/01               $    1,035,450
                                                                ---------------
                  Total Foreign Bonds
                    (cost $971,660) ...............             $    1,035,450
                                                                ---------------

                Mortgage-Backed Pass-Through Obligations--28.9%
  Federal Home Loan Mortgage Corp.
$ 2,383,543              8.50%           02/01/19               $    2,487,442
  2,716,750              8.50            03/01/21                    2,835,581
 11,670,350              7.00            05/01/26                   11,356,652
  Federal National Mortgage Assn.
  1,188,820              7.19            07/01/06                    1,183,061
  3,859,054              7.00            07/01/09                    3,837,328
    991,786              6.50            02/01/12                      963,272
  1,683,711              6.50            07/01/14                    1,619,073
  1,995,813              9.00            11/01/21                    2,113,765
  1,318,112              9.00            02/01/25                    1,398,293
  Government National Mortgage Assn.
  3,933,802              8.00            02/15/22                    4,013,658
  4,932,532              7.00            09/15/23                    4,803,053
  2,298,054              7.50            08/20/25                    2,271,466
  9,851,656              7.50            07/20/26                    9,725,358
                                                                ---------------
                  Total Mortgage-Backed
                    Pass-Through Obligations
                    (cost $47,353,228) ..........               $   48,608,002
                                                                ---------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


    Principal            Interest           Maturity
     Amount                Rate               Date               Value
   -----------          ----------         ----------         ------------
                   U.S. Government Agency Obligations--1.2%
     Federal Home Loan Bank
   $ 1,000,000             6.32%            02/01/00          $    993,670
     Federal Home Loan Mortgage Corp.
     1,000,000             6.20             04/15/03               969,840
                                                              ------------
                  Total U.S. Government
                    Agency Obligations
                    (cost $1,863,696) ...........             $  1,963,510
                                                              ------------
                       U.S. Treasury Obligations--15.5%
     United States Treasury Bonds
   $ 6,000,000             7.25%            05/15/16          $  6,141,540
     6,000,000             7.50             11/15/16             6,292,500
     United States Treasury Notes
     4,000,000             5.75             10/31/00             3,909,360
     5,000,000             5.88             11/15/05             4,721,100
     5,000,000             7.00             07/15/06             5,084,350
                                                              ------------
                  Total U.S. Treasury
                    Obligations
                    (cost $26,571,328) ..........             $ 26,148,850
                                                              ------------

                         Short-Term Obligations--3.6%
     Banc One Corp. Commercial Paper
   $ 3,000,000             5.53%            05/15/97          $  2,993,583
     Merrill Lynch & Co., Inc. Commercial Paper
     3,000,000             5.55             05/01/97             3,000,000
                                                              ------------
                  Total Short-Term
                    Obligations
                    (cost $5,993,583) ...........             $  5,993,583
                                                              ------------


                          Repurchase Agreements--1.8%
     State Street Bank & Trust Company,
       dated 4/30/97, repurchase price
       $3,019,432 (U.S. Treasury Note:
       $3,080,961, 6.38%, 04/30/99)
   $ 3,019,000             5.15%            05/01/97          $  3,019,000
                                                              ------------
                  Total Repurchase
                    Agreements
                    (cost $3,019,000) ...........             $  3,019,000
                                                              ------------
                  Total Investments
                    (cost $164,330,561/(a)/)                  $166,693,178
                                                              ------------

-------------------------------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for
    investments in which value
    exceeds cost ................................             $  3,792,407
  Gross unrealized loss for
    investments in which cost
    exceeds value ...............................               (1,429,790)
                                                              ------------
  Net unrealized gain ....................                    $  2,362,617
                                                              ============

-------------------------------------------------------------------------------


    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ The cost stated also represents aggregate cost for federal income tax purposes.


  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                                 BALANCED FUND

                                April 30, 1997
                                  (Unaudited)


  Shares               Description                          Value
-----------           -------------                        -------
                   Common Stocks--54.1%
AEROSPACE/DEFENSE--1.1%
 9,900        Lockheed Martin Corp.                       $   886,050
                                                          ------------
AUTOMOTIVE PRODUCTS--1.4%
39,100        Chrysler Corp.                              $ 1,173,000
                                                          ------------
BASIC INDUSTRIES--1.0%
11,600        Aluminum Company of America                 $   810,550
                                                          ------------
BIOTECHNOLOGY--0.9%
12,400        Amgen, Inc./(a)/                            $   730,050
                                                          ------------
BUSINESS SERVICES--3.2%
24,600        Equifax, Inc.                               $   707,250
17,000        First Data Corp.                                586,500
 7,600        Omnicom Group                                   402,800
10,000        Personnel Group of America, Inc./(a)/           240,000
32,300        Reynolds & Reynolds Co.                         670,225
                                                          ------------
                                                          $ 2,606,775
                                                          ------------
CHEMICAL PRODUCTS--1.3%
 6,000        Du Pont (E.I.) de Nemours & Co.             $   636,750
10,500        OM Group, Inc.                                  292,688
 5,000        Thermo Instrument Systems, Inc./(a)/            156,875
                                                          ------------
                                                          $ 1,086,313
                                                          ------------
COMPUTER SERVICES/SOFTWARE--3.5%
10,000        American Management Systems, Inc./(a)/      $   247,500
 8,000        Cadence Design Systems, Inc./(a)/               256,000
 8,800        Cisco Systems, Inc./(a)/                        455,400
12,000        Cognos, Inc./(a)/                               304,500
 4,100        Gateway 2000, Inc./(a)/                         224,987
 7,500        McAfee Associates, Inc./(a)/                    418,125
 3,500        Microsoft Corp./(a)/                            425,250
10,400        Network General Corp./(a)/                      143,000
 8,800        Parametric Technology Corp./(a)/                398,200
                                                          ------------
                                                          $ 2,872,962
                                                          ------------
CONSUMER GOODS--0.8%
12,400        Nike, Inc.                                  $   697,500
                                                          ------------

DIVERSIFIED MANUFACTURING--4.8%
11,400        Allied Signal, Inc.                         $   823,650
12,800        Dover Corp.                                     678,400
10,000        DT Industries,  Inc.                            260,000
28,000        Federal Signal Corp.                            682,500
15,900        Illinois Tool Works, Inc.                     1,452,863
                                                          ------------
                                                          $ 3,897,413
                                                          ------------
ELECTRICAL SERVICES--0.8%
17,500        Union Electric Co.                          $   623,438
                                                          ------------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--8.6%
20,600        Adaptec, Inc./(a)/                          $   762,200
13,200        ADC Telecommunications, Inc./(a)/               344,850
14,000        Belden, Inc.                                    430,500
 5,000        Emerson Electric Co.                            253,750
13,900        General Electric Co.                          1,541,162
 6,300        Intel Corp.                                     964,688
11,400        Linear Technology Corp.                         572,850
10,000        Logicon, Inc./(b)/                              397,500
12,000        Symbol Technologies, Inc.                       388,500
 7,000        Texas Instruments, Inc.                         624,750
14,800        Xilinx, Inc./(a)/                               725,200
                                                          ------------
                                                          $ 7,005,950
                                                          ------------
FINANCIAL SERVICES--8.0%
 8,100        BankAmerica Corp.                           $   946,687
14,000        Fair Isaac & Co., Inc.                          442,750
25,400        Federal National Mortgage Assn.               1,044,575
14,550        Franklin Resources, Inc.                        860,269
17,400        Green Tree Financial Corp.                      515,475
 5,400        Morgan Stanley Group, Inc.                      340,875
15,400        Norwest Corp.                                   768,075
26,775        Synovus Financial Corp.                         649,294
18,000        Travelers Group,  Inc.                          996,750
                                                          ------------
                                                          $ 6,564,750
                                                          ------------
HEALTH & MEDICAL SERVICES--3.9%
 9,100        Abbott Laboratories                         $   555,100
24,000        Ballard Medical Products                        456,000

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                          BALANCED FUND--(Continued)

                                April 30, 1997
                                  (Unaudited)


  Shares               Description                          Value
-----------           -------------                        -------
                 Common Stocks--Continued
HEALTH & MEDICAL SERVICES--CONTINUED
 9,400        Dentsply International,  Inc.               $   465,300
 5,000        Guidant Corp.                                   341,250
16,100        Johnson & Johnson                               986,125
 3,600        McKesson Corp.                                  260,550
 8,000        Medic Computer Systems, Inc./(a)/               125,000
                                                          ------------
                                                          $ 3,189,325
                                                          ------------
HOUSEHOLD PRODUCTS--0.4%
 3,500        Gillette Co.                                $   297,500
                                                          ------------
INDUSTRIAL MACHINERY--2.4%
14,100        Caterpillar, Inc.                           $ 1,254,900
 7,500        Lindsay Manufacturing Co.                       213,750
10,000        Sealed Air Corp./(a)/                           462,500
                                                          ------------
                                                          $ 1,931,150
                                                          ------------
INSURANCE SERVICES--4.1%
10,500        Allied Group, Inc.                          $   388,500
10,000        American Bankers Insurance Group, Inc.          528,750
20,800        Conseco, Inc.                                   860,600
 8,500        Orion Capital Corp.                             532,313
 5,000        Protective Life Corp./(b)/                      221,250
17,600        SunAmerica, Inc.                                809,600
                                                          ------------
                                                          $ 3,341,013
                                                          ------------
OIL & GAS--3.6%
10,000        BJ Services Co./(a)/                        $   471,250
11,400        Mobil Corp.                                   1,482,000
 5,400        Royal Dutch Petroleum ADR                       973,350
                                                          ------------
                                                          $ 2,926,600
                                                          ------------
PHARMACEUTICALS--1.1%
10,100        Merck & Co.                                 $   914,050
                                                          ------------
RETAIL TRADE--2.2%
20,025        Consolidated Stores Corp./(a)/              $   801,000
20,000        Gap, Inc.                                       637,500
 7,900        Walgreen Co.                                    363,400
                                                          ------------
                                                          $ 1,801,900
                                                          ------------
TEXTILES--0.3%
 8,000        G & K Services, Inc.                        $   232,000
                                                          ------------

TRANSPORTATION/STORAGE--0.7%
16,000        Air Express International Corp.             $   548,000
                                                          ------------
                 Total Common Stocks
                  (cost $33,613,919) ............         $44,136,289
                                                          ------------
 Principal        Interest          Maturity
  Amount            Rate              Date
-----------     -------------      ----------
                  Asset-Backed Securities--9.3%
AUTO--0.6%
  NationsBank Auto Owner Trust
    Series 1996-A, Class A4
$ 500,000           6.63%           12/15/00              $   501,405
                                                          ------------
CREDIT CARD--5.0%
  American Express Master Trust
    Series 1994-3, Class A
$ 500,000           7.85%           08/15/05              $   522,965
  Choice Credit Card Master Trust
    Series 1992, Class 2B
  500,000           7.20            04/15/99                  504,880
  Discover Card Master Trust
    Series 1993-3, Class A
  500,000           6.20            05/16/06                  480,625
  J.C. Penney Master Credit Card Trust
    Series B, Class A
  500,000           8.95            10/15/01                  524,350
  MBNA Master Credit Card Trust
    Series 1995-C, Class A
  500,000           6.45            02/15/08                  484,215
  Standard Credit Card Master Trust
    Series 1991-6, Class B
  500,000           8.35            01/07/99                  512,030
  Standard Credit Card Master Trust
    Series 1993-2, Class A
  500,000           5.95            10/07/04                  475,095
  Standard Credit Card Master Trust
    Series 1995-1, Class B
  500,000           8.45            01/07/07                  535,715
                                                          ------------
                                                          $ 4,039,875
                                                          ------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(Continued)

                                 April 30, 1997
                                  (Unaudited)

 Principal        Interest          Maturity
  Amount            Rate              Date                  Value
-----------     -------------      ----------              -------
               Asset-Backed Securities--Continued
HOME EQUITY--0.6%
  Advanta Mortgage Loan Trust Series
    1994-4, Class A2
$  500,000          8.92%           01/25/26              $   528,145
                                                          ------------
MANUFACTURED HOUSING--3.1%
  Green Tree Financial Corp. Series
    1993-4, Class A4
$  500,000          6.60%           01/15/19              $   491,715
  Green Tree Financial Corp. Series
    1993-4, Class A5
   500,000          7.05            01/15/19                  487,965
  Green Tree Financial Corp. Series
    1994-2, Class A4
   500,000          7.90            05/15/19                  517,340
  Green Tree Financial Corp. Series
    1996-4, Class A7
   500,000          7.90            06/15/27                  510,000
  Green Tree Financial Corp. Series
    1996-5, Class A6
   500,000          7.75            07/15/27                  515,155
                                                          ------------
                                                          $ 2,522,175
                                                          ------------
            Total Asset-Backed Securities
              (cost $7,447,283) ................          $ 7,591,600
                                                          ------------

            Collateralized Mortgage Obligations--2.4%
  Federal Home Loan Mortgage Corp.
    Series 60, Class H
$1,000,000           9.00%           07/15/20             $   983,430
  Federal National Mortgage Assn.
    Series 1993-130, Class H
   500,000           6.30            09/25/18                 487,500
  Residential Funding Mortgage Securities
    Corp. Series 1995, Class A4
   500,000           8.00            04/25/10                 503,905
                                                          ------------
            Total Collateralized Mortgage
              Obligations (cost $2,011,641) ....          $ 1,974,835
                                                          ------------

                 Corporate Obligations--6.7%
FINANCIAL--4.9%
  BankAmerica Corp.
$  500,000           6.88%           06/01/03             $   493,700
  Chemical Bank
   500,000           6.70            08/15/08                 472,065
  Ford Motor Company Credit Corp.
   500,000           6.63            06/30/03                 487,360
  General Electric Capital Corp.
   500,000           8.30            09/20/09                 549,680
  Morgan Stanley Group, Inc.
   500,000           6.75            03/04/03                 491,400
  NationsBank Corp.
   500,000           7.80            09/15/16                 498,735
  PNC Bank N.A.
   500,000           7.88            04/15/05                 513,785
  Smith Barney Holdings, Inc.
   500,000           6.63            06/01/00                 497,030
                                                          ------------
                                                          $ 4,003,755
                                                          ------------
INDUSTRIAL--1.2%
  Gannett, Inc.
$  500,000           5.25%           03/01/98             $   496,350
  Hanson Overseas BV
   500,000           6.75            09/15/05                 483,300
                                                          ------------
                                                          $   979,650
                                                          ------------
UTILITIES--0.6%
  AT& T Corp.
$  500,000           7.13%           01/15/02             $   505,085
                                                          ------------
            Total Corporate Obligations
              (cost $5,269,223) ................          $ 5,488,490
                                                          ------------

          Mortgage-Backed Pass-Through Obligations--11.5%
  Federal Home Loan Mortgage Corp.
$1,945,058           7.00%           05/01/26             $ 1,892,775
  Federal National Mortgage Assn.
 1,543,622           7.00            07/01/09               1,534,931
   495,893           6.50            02/01/12                 481,636

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)

 Principal        Interest          Maturity
  Amount            Rate              Date                  Value
-----------     -------------      ----------             ------------
         Mortgage-Backed Pass-Through Obligations--Continued
  Government National Mortgage Assn.
$  983,450           8.00%           02/15/22             $ 1,003,414
 1,620,331           7.00            09/15/23               1,577,798
   919,222           7.50            08/20/25                 908,586
 1,970,331           7.50            07/20/26               1,945,071
                                                          ------------
            Total Mortgage-Backed Pass-Through
              Obligations (cost $9,114,398) .....         $ 9,344,211
                                                          ------------
              U.S. Government Agency Obligations--0.9%
  Federal Home Loan Bank
$  750,000           6.63%           08/28/01             $   746,467
                                                          ------------
            Total U.S. Government Agency
              Obligations (cost $695,325) .......         $   746,467
                                                          ------------
                    U.S. Treasury Obligations--4.9%
  United States Treasury Bonds
$1,000,000           7.25%           05/15/16             $ 1,023,590
 1,000,000           7.50            11/15/16               1,048,750
  United States Treasury Notes
 1,000,000           5.88            11/15/05                 944,220
 1,000,000           7.00            07/15/06               1,016,870
                                                          ------------
            Total U.S. Treasury Obligations
              (cost $4,106,563) .................         $ 4,033,430
                                                          ------------
                    Repurchase Agreements--9.9%
  State Street Bank & Trust Company, dated
    04/30/97, repurchase price $8,061,153
    (U.S. Treasury Note: $8,225,607, 5.50%,
    04/15/00)
$8,060,000                5.15%           05/01/97        $ 8,060,000
                                                          ------------
            Total Repurchase Agreements
              (cost $8,060,000) .................         $ 8,060,000
                                                          ------------
            Total Investments
              (cost $70,318,352/(c)/) ...........         $81,375,322
                                                          ============
-------------------------------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments in which
    value exceeds cost ..........................
                                                          $11,715,975
  Gross unrealized loss for investments in which
    cost exceeds value ..........................            (698,693)
                                                          ------------
  Net unrealized gain ...........................         $11,017,282
                                                          ============

-------------------------------------------------------------------------------

     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/Non-income producing security.
/(b)/There are common stock rights attached to these securities.
/(c)/The aggregate cost for federal income tax purposes is $70,358,040.

-------------------------------------------------------------------------------

Investment Abbreviations:
ADR--American Depository Receipts

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             GROWTH AND INCOME FUND
                                 April 30, 1997
                                   (Unaudited)


  Shares                       Description                         Value
------------                 ----------------                 -----------------
                             Common Stocks--94.0%
AEROSPACE/DEFENSE--3.1%
     3,000    General Dynamics Corp.                          $        213,750
     2,100    Northrop Grumman Corp.                                   175,350
                                                              -----------------
                                                              $        389,100
                                                              -----------------
AUTOMOTIVE PRODUCTS--3.9%
     3,000    Borg-Warner Automotive, Inc.                    $        126,000
     4,600    Ford Motor Co.                                           159,850
     3,500    General Motors Corp.                                     202,562
                                                              -----------------
                                                              $        488,412
                                                              -----------------
BUILDING MATERIALS & CONSTRUCTION--1.5%
     5,000    Centex Corp.                                    $        180,000
                                                              -----------------
BUSINESS SERVICES--0.7%
     6,000    Safety Kleen Corp.                              $         89,250
                                                              -----------------
CHEMICAL PRODUCTS--4.6%
     4,000    BF Goodrich Co.                                 $        159,500
     6,000    Dexter Corp.                                             179,250
     6,000    Hanna M.A. Co.                                           125,250
     5,800    Schulman, Inc.                                           110,200
                                                              -----------------
                                                              $        574,200
                                                              -----------------
COMMUNICATIONS--0.5%
     3,600    News Corp, Ltd. ADR                             $         66,600
                                                              -----------------
COMPUTER SERVICES/SOFTWARE--0.9%
     3,500    Sterling Software, Inc./(a)/                    $        106,750
                                                              -----------------
ELECTRICAL SERVICES--1.2%
     4,000    Union Electric Co.                              $        142,500
                                                              -----------------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--3.9%
     4,500    Arrow Electronics, Inc./(a)/                    $        250,312
    12,000    VLSI Technology, Inc./(a)/                               238,500
                                                              -----------------
                                                              $        488,812
                                                              -----------------
FINANCIAL SERVICES--16.3%
     2,800    A. G. Edwards, Inc.                             $         98,000
     2,000    BankAmerica Corp.                                        233,750
     5,000    Bankers Trust Corp.                                      406,875
     6,000    Bear Stearns Companies, Inc.                             183,000
     7,500    Equitable Companies, Inc.                                219,375
     2,500    JP Morgan & Co, Inc.                                     254,688
     5,000    Lehman Brothers Holdings, Inc.                           169,375
     4,000    Morgan Stanley Group, Inc.                               252,500
     4,000    Salomon Brothers, Inc.                                   200,000
                                                              -----------------
                                                              $      2,017,563
                                                              -----------------
INDUSTRIAL MACHINERY--2.1%
     2,000    Ingersoll-Rand Co.                              $         98,250
     3,600    Springs Industries, Inc.                                 168,300
                                                              -----------------
                                                              $        266,550
                                                              -----------------
INSURANCE SERVICES--15.6%
     3,500    Ace, Ltd.                                       $        210,000
     3,500    AMBAC, Inc.                                              226,625
     3,000    Berkley W R Corp.                                        147,750
     1,000    Cigna Corp.                                              150,375
     2,200    Cincinnati Financial Corp.                               153,450
     6,000    Financial Securities Assurance Holdings,
                  Ltd.                                                 194,250
     4,000    Lincoln National Corp.                                   224,000
     2,500    MBIA, Inc./(b)/                                          243,438
     6,000    Old Rep International Corp.                              169,500
     3,500    Orion Capital Corp.                                      219,188
                                                              -----------------
                                                              $      1,938,576
                                                              -----------------
MINING - METALS/MINERALS--1.6%
     3,000    AK Steel Holding Corp.                          $        108,750
     7,000    LTV Corp.                                                 91,875
                                                              -----------------
                                                              $        200,625
                                                              -----------------
OFFICE & BUSINESS EQUIPMENT--1.4%
     4,400    Stratus Computer, Inc./(a)/                     $        171,050
                                                              -----------------
OIL & GAS--10.8%
     1,300    Atlantic Richfield Co.                          $        176,962
     4,000    Helmerich & Payne, Inc.                                  191,000
     5,000    Imperial Oil, Ltd.                                       228,125
     5,000    Phillips Petroleum Co.                                   196,875
    15,000    Quaker State Corp.                                       225,000
    17,000    Ranger Oil, Ltd.                                         170,000
     5,500    YPF Sociedad Anonima ADR                                 151,938
                                                              -----------------
                                                              $      1,339,900
                                                              -----------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                       GROWTH AND INCOME FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


   Shares                       Description                         Value
------------                 -----------------                -----------------
                           Common Stocks--Continued
PAPER & FOREST PRODUCTS--1.0%
     4,300    James River Corp.                               $        128,462
                                                              -----------------
PHARMACEUTICALS--1.7%
    18,000    Perrigo Co./(a)/                                $        211,500
                                                              -----------------
RETAIL TRADE--4.0%
     4,000    Dayton Hudson Corp.                             $        180,000
     5,000    Great Atlantic & Pacific Tea Co., Inc.                   124,375
     4,000    JC Penney, Inc.                                          191,000
                                                              -----------------
                                                              $        495,375
                                                              -----------------
TEXTILES--2.3%
     3,000    Liz Claiborne, Inc.                             $        135,750
     2,000    VF Corp.                                                 144,250
                                                              -----------------
                                                              $        280,000
                                                              -----------------
TOBACCO--1.4%
     6,000    Universal Corp.                                 $        168,000
                                                              -----------------
TRANSPORTATION/STORAGE--1.7%
     2,300    Norfolk Southern Corp.                          $        206,713
                                                              -----------------
UTILITIES--13.8%
     2,500    Allegheny Power Systems, Inc.                   $         65,625
     7,000    Consolidated Edison Co. of  New York, Inc.               194,250
     1,300    Consolidated Natural Gas Co.                              65,487
     2,600    Duke Power Co.                                           114,075
     6,000    Florida Progress Corp./(b)/                              184,500
     3,000    FPL Group, Inc.                                          133,875
     2,200    GPU, Inc.                                                 70,950
     2,500    Ipalco Enterprises, Inc./(b)/                             76,250
     1,800    National Fuel Gas Co. of New Jersey                       74,925
     1,400    Northern States Power Co. of Minnesota                    63,700
     3,200    Northwest Natural Gas Co.                                 77,600
     4,500    Peoples Energy Corp                                      151,875
     7,000    Washington Gas Co.                                       161,000
     2,200    Wicor, Inc.                                               77,275
     2,000    Public Service Co. of Colorado                            77,500
     3,000    Telefonos de Mexico SA ADR                               123,750
                                                              -----------------
                                                              $      1,712,637
                                                              -----------------
                  Total Common Stocks
                      (cost $11,653,904) ............         $     11,662,575
                                                              -----------------

   Principal             Interest           Maturity
     Amount                Rate               Date
-----------------       -----------        ------------
                          Repurchase Agreements--9.9%
State Street Bank & Trust Company, dated 04/30/97,
    repurchase price $1,234,177 (U.S. Treasury
    Bond: $1,263,209, 9.25%, 02/15/16)
$    1,234,000             5.15%             05/01/97         $      1,234,000
                                                              -----------------
                  Total Repurchase Agreements
                      (cost $1,234,000) .............         $      1,234,000
                                                              -----------------
                  Total Investments
                      (cost $12,887,904/(c)/) .......         $     12,896,575
                                                              =================
-------------------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in which
       value exceeds cost ...........................         $        285,733
   Gross unrealized loss for investments in which
       cost exceeds value ...........................                 (277,062)
                                                              ----------------
   Net unrealized gain ..............................         $          8,671
                                                              =================

-------------------------------------------------------------------------------

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. /(a)/Non-income producing security.
/(b)/There are common stock rights attached to these securities.
/(c)/The cost stated also represents aggregate cost for federal income tax purposes.
-------------------------------------------------------------------------------
Investment Abbreviations:
ADR--American Depository Receipts
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                   GROWTH FUND
                                 April 30, 1997
                                   (Unaudited)



   Shares                      Description                        Value
--------------               ----------------               -------------------
                             Common Stocks--87.7%
AEROSPACE/DEFENSE--2.4%
     73,000    Lockheed Martin Corp.                        $        6,533,500
                                                            -------------------
AUTOMOTIVE PRODUCTS--2.8%
    250,000    Chrysler Corp.                               $        7,500,000
                                                            -------------------
BASIC INDUSTRIES--1.9%
     74,000    Aluminum Company of America                  $        5,170,750
                                                            -------------------
BIOTECHNOLOGY--1.9%
     84,400    Amgen, Inc./(a)/                             $        4,969,050
                                                            -------------------
BUSINESS SERVICES--5.4%
    170,000    Equifax, Inc.                                $        4,887,500
    118,000    First Data Corp.                                      4,071,000
    269,000    Reynolds & Reynolds Co.                               5,581,750
                                                            -------------------
                                                            $       14,540,250
                                                            -------------------
CHEMICAL PRODUCTS--2.0%
     50,000    Du Pont (E.I.) de Nemours & Co.              $        5,306,250
                                                            -------------------
COMPUTER SERVICES/SOFTWARE--3.6%
     70,000    Cisco Systems, Inc./(a)/                     $        3,622,500
     25,500    Microsoft Corp./(a)/                                  3,098,250
     63,000    Parametric Technology Corp./(a)/                      2,850,750
                                                            -------------------
                                                            $        9,571,500
                                                            -------------------
CONSUMER GOODS--2.0%
     96,500    Nike, Inc.                                   $        5,428,125
                                                            -------------------
DIVERSIFIED MANUFACTURING--9.4%
     80,000    Allied Signal, Inc.                          $        5,780,000
     84,000    Dover Corp.                                           4,452,000
    180,000    Federal Signal Corp.                                  4,387,500
    117,000    Illinois Tool Works, Inc.                            10,690,875
                                                            -------------------
                                                            $       25,310,375
                                                            -------------------
ELECTRICAL SERVICES--1.8%
    136,000    Union Electric Co.                           $        4,845,000
                                                            -------------------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--13.6%
    147,000    Adaptec, Inc./(a)/                           $        5,439,000
     20,000    Emerson Electric Co.                                  1,015,000
     95,000    General Electric Co.                                 10,533,125
     40,200    Intel Corp.                                           6,155,625
     75,000    Linear Technology Corp.                               3,768,750
     55,100    Texas Instruments, Inc.                               4,917,675
     97,000    Xilinx, Inc./(a)/                                     4,753,000
                                                            -------------------
                                                            $       36,582,175
                                                            -------------------
FINANCIAL SERVICES--14.7%
     54,400    BankAmerica Corp.                            $        6,358,000
    180,000    Federal National Mortgage Assn.                       7,402,500
    113,700    Franklin Resources, Inc.                              6,722,513
    156,000    Green Tree Financial Corp.                            4,621,500
     40,000    Morgan Stanley Group, Inc.                            2,525,000
    108,000    Norwest Corp.                                         5,386,500
    115,000    Travelers Group, Inc.                                 6,368,125
                                                            -------------------
                                                            $       39,384,138
                                                            -------------------
HEALTH & MEDICAL SERVICES--4.1%
     70,000    Abbott Laboratories                          $        4,270,000
    110,000    Johnson & Johnson                                     6,737,500
                                                            -------------------
                                                            $       11,007,500
                                                            -------------------
HOUSEHOLD PRODUCTS--0.9%
     28,200    Gillette Co.                                 $        2,397,000
                                                            -------------------
INDUSTRIAL MACHINERY--2.2%
     65,000    Caterpillar, Inc.                            $        5,785,000
                                                            -------------------
INSURANCE SERVICES--4.5%
    152,000    Conseco, Inc.                                $        6,289,000
    127,000    SunAmerica, Inc.                                      5,842,000
                                                            -------------------
                                                            $       12,131,000
                                                            -------------------
OIL & GAS--6.7%
     82,600    Mobil Corp.                                  $       10,738,000
     40,000    Royal Dutch Petroleum ADR                             7,210,000
                                                            -------------------
                                                            $       17,948,000
                                                            -------------------
PHARMACEUTICALS--2.5%
     73,000    Merck & Co.                                  $        6,606,500
                                                            -------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            GROWTH FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)



    Shares                     Description                        Value
--------------               ----------------               -------------------
                           Common Stocks--Continued
RETAIL TRADE--5.3%
    150,000    Consolidated Stores Corp./(a)/               $        6,000,000
    170,000    Gap, Inc.                                             5,418,750
     60,800    Walgreen Co.                                          2,796,800
                                                            -------------------
                                                            $       14,215,550
                                                            -------------------

                  Total Common Stocks
                      (cost $169,734,999) .........         $      235,231,663
                                                            -------------------


   Principal             Interest           Maturity
     Amount                Rate               Date
-----------------       -----------        ------------
                         Repurchase Agreements--13.6%

State Street Bank & Trust Company, dated 04/30/97,
    repurchase price $36,482,218 (U.S. Treasury
    Note: $37,210,532, 9.13%, 05/15/18)
$      36,477,000          5.15%         05/01/97           $       36,477,000
                                                            -------------------
                  Total Repurchase Agreements
                      (cost $36,477,000) ..........         $       36,477,000
                                                            -------------------
                  Total Investments
                      (cost $206,211,999/(b)/) ....         $      271,708,663
                                                            ===================

--------------------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in which
       value exceeds cost .........................         $       67,256,446

   Gross unrealized loss for investments in which
       cost exceeds value .........................                 (1,759,782)
                                                            -------------------
   Net unrealized gain ............................         $       65,496,664
                                                            ===================

-------------------------------------------------------------------------------

     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/Non-income producing security.
/(b)/The cost stated also represents aggregate cost for federal income tax purposes.

-------------------------------------------------------------------------------

Investment Abbreviations:
ADR--American Depository Receipts

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                   MIDCAP FUND
                                 April 30, 1997
                                   (Unaudited)

  Shares                       Description                         Value
------------                 ----------------                 -----------------
                             Common Stocks--98.3%
BIOTECHNOLOGY--3.0%
24,600        Biogen, Inc.                                    $        787,200
45,000        Elan Corp. PLC ADR/(a)/                                1,530,000
                                                              -----------------
                                                              $      2,317,200
                                                              -----------------
BUSINESS SERVICES--8.9%
48,400        Devry, Inc./(a)/                                $      1,064,800
19,000        Omnicom Group                                          1,007,000
22,100        Paychex, Inc.                                          1,034,556
78,000        Personnel Group of America, Inc./(a)/                  1,872,000
40,200        Reynolds & Reynolds Co.                                  834,150
40,000        Wallace Computer Services, Inc./(b)/                   1,070,000
                                                              -----------------
                                                              $      6,882,506
                                                              -----------------
CHEMICAL PRODUCTS--2.4%
39,250        OM Group, Inc.                                  $      1,094,094
25,000        Thermo Instruments Systems, Inc./(a)/                    784,375
                                                              -----------------
                                                              $      1,878,469
                                                              -----------------
COMPUTER SERVICES/SOFTWARE--13.1%
 52,000       American Management Systems, Inc./(a)/          $      1,287,000
 24,000       BMC Software, Inc./(a)/                                1,038,000
 29,000       CACI International, Inc.                                 496,625
 42,000       Cadence Design Systems, Inc./(a)/                      1,344,000
 45,700       Cognos, Inc./(a)/                                      1,159,637
 19,800       Gateway 2000, Inc./(a)/                                1,086,525
 22,250       McAfee Associates, Inc./(a)/                           1,240,437
 35,800       Network General Corp./(a)/                               492,250
 22,400       Parametric Technology Corp./(a)/                       1,013,600
 21,770       SunGuard Data Systems, Inc./(a)/                         966,044
                                                              -----------------
                                                              $     10,124,118
                                                              -----------------
DIVERSIFIED MANUFACTURING--4.6%
30,800        Danaher Corp.                                   $      1,389,850
24,000        Helix Technology Corp.                                   729,000
26,000        Precision Castparts Corp./(b)/                         1,391,000
                                                              -----------------
                                                              $      3,509,850
                                                              -----------------

ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--13.8%
33,400        Adaptec, Inc./(a)/                              $      1,235,800
35,800        ADC Telecommunications, Inc./(a)/                        935,275
39,000        Andrew Corp./(a)/                                        965,250
33,900        Belden, Inc.                                           1,042,425
32,100        Charter Power Systems, Inc.                              914,850
22,000        Lattice Semiconductor Corp./(a)/                       1,229,250
35,500        Logicon, Inc./(b)/                                     1,411,125
29,200        Maxim Integrated Products, Inc./(a)/                   1,543,950
43,200        Symbol Technologies, Inc.                              1,398,600
                                                              -----------------
                                                              $     10,676,525
                                                              -----------------
FINANCIAL SERVICES--12.5%
42,000        A. G. Edwards, Inc.                             $      1,470,000
40,000        Concord EFS, Inc./(a)/                                   790,000
43,000        Fair Isaac & Co., Inc.                                 1,359,875
19,800        Franklin Resources, Inc.                               1,170,675
21,000        Provident Bancorp Inc                                    819,000
80,400        Synovus Financial Corp.                                1,949,700
33,000        TCF Financial Corp.                                    1,348,875
31,000        United Asset Management Corp.                            759,500
                                                              -----------------
                                                              $      9,667,625
                                                              -----------------
HEALTH & MEDICAL SERVICES--7.5%
62,000        Ballard Medical Products                        $      1,178,000
21,600        Dentsply International,  Inc.                          1,069,200
14,700        Guidant Corp.                                          1,003,275
29,400        HCIA, Inc./(a)/                                          606,375
10,900        McKesson Corp.                                           788,888
20,100        Medic Computer Systems, Inc./(a)/                        314,063
24,800        Pediatrix Medical Group, Inc./(a)/                       818,400
                                                              -----------------
                                                              $      5,778,201
                                                              -----------------
INDUSTRIAL MACHINERY--3.8%
37,000        DT Industries, Inc.                             $        962,000
40,150        Lindsay Manufacturing Co.                              1,144,275
17,500        Sealed Air Corp./(a)/                                    809,375
                                                              -----------------
                                                              $      2,915,650
                                                              -----------------

The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            MIDCAP FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)

  Shares                       Description                         Value
------------                 ----------------                 -----------------
                           Common Stocks--Continued

INSURANCE SERVICES--11.7%
42,500        Allied Group, Inc.                              $      1,572,500
29,000        American Bankers Insurance
               Group, Inc.                                           1,533,375
17,000        Equitable of Iowa Companies                              830,875
24,875        Orion Capital Corp.                                    1,557,797
30,000        Protective Life Corp./(b)/                             1,327,500
20,000        SunAmerica, Inc.                                         920,000
15,800        Transatlantic Holdings, Inc.                           1,307,450
                                                              -----------------
                                                              $      9,049,497
                                                              -----------------
OIL & GAS--4.3%
22,000        BJ Services Co./(a)/                            $      1,036,750
58,000        Nabors Industries, Inc./(a)/                           1,087,500
26,000        Newpark Resources, Inc./(a)/                           1,166,750
                                                              -----------------
                                                              $      3,291,000
                                                              -----------------
PHARMACEUTICALS--1.3%
28,000        Jones Medical Industries, Inc.                  $        987,000
                                                              -----------------
RECREATIONAL SERVICES--1.1%
33,800        K2, Inc.                                        $        883,025
                                                              -----------------
RETAIL TRADE--3.0%
59,000        Central Garden & Pet Company/(a)/               $      1,176,312
41,000        Lands' End, Inc.                                       1,096,750
                                                              -----------------
                                                              $      2,273,062
                                                              -----------------
TEXTILES--3.4%
42,400        G & K Services, Inc.                            $      1,229,600
33,000        Jones Apparel Group, Inc./(a)/                         1,377,750
                                                              -----------------
                                                              $      2,607,350
                                                              -----------------
TRANSPORTATION/STORAGE--3.9%
38,300        Air Express International Corp.                 $      1,311,775
25,300        Tidewater, Inc./(b)/                                   1,015,163
20,800        United Waste Systems, Inc./(a)/                          702,000
                                                              -----------------
                                                              $      3,028,938
                                                              -----------------
                  Total Common Stocks
                      (cost $66,583,388) ............         $     75,870,016
                                                              =================


   Principal             Interest           Maturity
    Amount                 Rate               Date                 Value
----------------        -----------       -------------      ------------------
                          Repurchase Agreements--4.2%

State Street Bank & Trust Company,
    dated 04/30/97, repurchase price
    $3,230,462 (U.S. Treasury Bond:
    $3,299,903, 8.13%, 08/15/21)
$3,230,000                 5.15%           05/01/97           $       3,230,000
                                                              -----------------
                  Total Repurchase
                      Agreements
                      (cost $3,230,000) .............         $       3,230,000
                                                              -----------------

                  Total Investments
                      (cost $69,813,388/(c)/) .......         $     79,100,016
                                                              =================

-------------------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in which
       value exceeds cost ...........................         $     12,142,551
   Gross unrealized loss for investments
       in which cost exceeds value ..................               (2,855,923)
                                                              -----------------
   Net unrealized gain ..............................         $      9,286,628
                                                              =================

-------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/Non-income producing security.
/(b)/There are common stock rights attached to these securities.
/(c)/The cost stated also represents aggregate cost for federal income tax purposes.

-------------------------------------------------------------------------------

Investment Abbreviations:
ADR--American Depository Receipts

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            INTERNATIONAL EQUITY FUND
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                             Common Stocks--94.3%
ARGENTINE PESO--0.9%
          2,039    Banco de Galicia Buenos Aires SA ADR
                       (Financial Services)                   $         49,605
          2,614    Banco Frances del Rio de la Plata ADR
                       (Financial Services)                             79,400
         15,725    Perez Compac SA (Diversified
                       Industrial Manufacturing)                       127,543
            360    Sociedad Comercial del Plata ADR 144A
                       /(a)(b)/ (Oil & Gas)                             10,983
          2,230    Telecom Argentina (Utilities)                        11,040
            170    Telecom Argentina ADR (Utilities)                     8,500
          4,040    Telefonica de Argentina ADR
                       (Utilities)                                     134,330
            400    Transportadora de Gas del Sur ADR
                       (Utilities)                                       5,000
          4,628    YPF Sociedad Anonima ADR (Oil & Gas)                127,849
                                                              -----------------
                                                              $        554,250
                                                              -----------------
AUSTRALIAN DOLLAR--1.7%
          8,000    Australia & New Zealand Bank Group
                       (Financial Services)                   $         51,096
         21,150    Australian Gas Light Co. (Utilities)                121,229
         11,000    Boral Ltd. (Construction)                            32,426
          8,294    Broken Hill Proprietary Co. (Mining -
                       Metals/Minerals)                                116,943
          1,200    Coca-Cola Amatil (Beverages/Tobacco)                 13,718
          8,700    Commonwealth  Instalments  Receipt
                       (Financial Services)                             65,133
         14,000    Fosters Brewing Group (Beverages/
                       Tobacco)                                         28,823
          3,051    Lend Lease Corp. (Building Materials &
                       Construction)                                    58,388
          5,189    National Australia Bank (Financial
                       Services)                                        71,018
         19,000    National Mutual Holdings (Insurance
                       Services)                                        28,153
         19,433    News Corp. Ltd. (Broadcast Media)                    89,565
         14,000    Publishing & Broadcasting, Ltd.
                       (Broadcast Media)                                73,914
         10,000    St George Bank Ltd (Financial
                       Services)                                        61,452
         14,000    Tab Corp. Holdings, Ltd. (Recreational
                       Services)                                        69,165
         11,500    Western Mining Corp. Holdings, Ltd.
                       (Mining - Metals/Minerals)                       68,159
         10,000    Westpac Banking Corp. (Financial
                       Services)                                        53,888
         11,000    Woodside Petroleum, Ltd. (Oil & Gas)                 87,499
                                                              -----------------
                                                              $      1,090,569
                                                              -----------------
AUSTRIAN SCHILLING--0.0%
             84    EVN Energie Versorgung Neider
                       (Utilities)                            $         10,391
            280    Flughafen Wien AG (Transportation/
                       Storage)                                         11,607
                                                              -----------------
                                                              $         21,998
                                                              -----------------
BELGIAN FRANC--1.2%
            294    Dexia (Financial Services)                 $         29,194
            368    Generale Banque (Financial Services)                152,604
             33    Generale De Banque (Financial
                       Services)                                            16
          1,140    Kredietbank (Financial Services)                    444,042
             39    UCB (Chemical Products)                             107,018
                                                              -----------------
                                                              $        732,874
                                                              -----------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
BRAZILIAN REAL--4.2%
     10,595,488    Banco Bradesco SA (Financial Services)     $        87,673
        175,959    Brahma Companhia Cerevejaria (Food/
                       Grocery Products)                              119,705
        130,400    Brasmotor SA (Automobiles & Automobile
                       Parts)                                          31,267
          3,200    Brazil Fund, Inc. (Financial Services)              81,600
            500    Cemig - CIA Energetica Minas Gerais
                       ADR 144A/(b)/ (Utilities)                       22,563
          4,947    Cemig - CIA Energetica Minas Gerais
                       ADR (Non-Voting) (Utilities)                   223,233
        118,176    Cim Port Itau (Cia) (Utilities)                     41,670
          2,070    Companhia Brasileira (Utilities)                    40,106
            330    Companhia Energetica de Sao Paolo ADS
                       144A/(a)(b)/ (Utilities)                         5,239
            370    Companhia Energetica de Sao Paolo ADR
                       /(a)/ (Non-Voting) (Utilities)                   5,897
      1,100,736    Companhia Siderurgica Nacional (Mining
                       - Metals/ Minerals)                             39,320
         94,000    Coteminas (Textiles)                                39,421
          4,285    Electrobas-Centrais Eletricas
                       Brasileiras ADR (Utilities)                     96,494
          1,680    Electrobas-Centrais Eletricas
                       Brasileiras ADR (B Shares)
                       (Utilities)                                     39,254
         77,000    Itaubanco (Financial Services)                      41,631
      1,352,000    Lojas Americanas SA/(a)/ (Retail
                       Trade)                                          19,196
        475,000    Petroleo Brasileiros - Petrobras (Oil
                       & Gas)                                          99,824
      1,568,226    Telebras (Broadcast Media)                         179,885
        278,000    Telecom de Rio de Janeiro Telerj
                       (Utilities)                                     46,268
          8,103    Telecomunicacoes Brasileiras ADR
                       (Broadcast Media)                              929,819
        304,000    Telemig - Tele de Minas Gerais SA
                       (Utilities)                                     48,423
        602,623    Telesp (Utilities)                                 171,126
      2,700,000    Unibanco Uniao de Bancos Brasileirs
                       (Financial Services)                            99,749
          8,530    Usinas Siderurgicas de Minas ADR
                       (Building Materials &
                       Construction)                                  100,254
         11,587    White Martins SA (Chemical Products)                39,440
                                                              -----------------
                                                              $     2,649,057
                                                              -----------------
BRITISH POUND STERLING--15.8%
         28,000    Abbey National (Financial Services)        $       390,276
         25,800    Argos (Retail Trade)                               269,708
         90,000    Asda Group (Retail Trade)                          167,747
         19,000    BG (Energy)                                         54,814
         18,000    British Petroleum (Oil & Gas)                      206,548
         51,000    Cable & Wireless (Utilities)                       392,729
         28,744    Cadbury Schweppes (Food/Grocery
                       Products)                                      238,524
         54,000    Caradon (Building Materials &
                       Construction)                                  216,175
         19,000    Centrica/(a)/ (Energy)                              17,399
         13,000    Coats Viyella (Textiles)                            27,391
         17,000    Compass Group (Recreational Services)              186,256
         15,000    Electrocomponents (Electronics and
                       Other Electrical Equipment)                     96,029
          3,000    GKN (Automobiles & Automobile Parts)                46,288
         31,000    Glaxo Wellcome (Health/Personal Care)              609,449

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
BRITISH POUND STERLING--CONTINUED
         60,000    Grand Metropolitan (Beverages/
                       Tobacco)                               $        500,810
         47,000    Guinness (Beverages/Tobacco)                        388,493
          4,000    Heywood Williams Group (Building
                       Materials & Construction)                        15,916
         15,000    Hillsdown Holdings (Food/Grocery
                       Products)                                        44,246
         48,000    Kingfisher (Retail Trade)                           519,676
         23,000    Ladbroke Group (Recreational Services)               85,737
         11,000    Laing (John) (Building Materials &
                       Construction)                                    65,430
         80,400    National Westminster Bank (Financial
                       Services)                                       951,248
         26,500    Rank Organisation (Recreational
                       Services)                                       182,536
         41,000    Reed International (Publishing)                     755,543
         11,000    Rolls-Royce (Aerospace/Defense)                      43,323
         21,000    RTZ Corp. (Mining - Metals/Minerals)                333,549
         38,000    Safeway (Retail Trade)                              210,632
          9,000    Sears Holdings (Retail Trade)                        11,232
         36,500    Shell Transport & Trading Co. (Oil &
                       Gas)                                            645,405
         22,000    Smith (David S.) Holdings (Textiles)                 79,870
         75,000    SmithKline Beecham/S'Kline Beckman
                       (Health/Personal Care)                        1,205,227
         30,000    T & N (Automobiles & Automobile Parts)               66,126
         33,000    Tesco (Retail Trade)                                191,475
        104,500    Tomkins (Diversified Industrial
                       Manufacturing)                                  450,519
         34,000    United News & Media (Broadcast Media)               415,494
                                                              -----------------
                                                              $     10,081,820
                                                              -----------------
CANADIAN DOLLAR--0.3%
          3,850    Alcan Aluminum, Ltd. (Mining - Metals/
                       Minerals)                              $        130,630
          1,540    Royal Bank of Canada (Financial
                       Services)                                        61,402
                                                              -----------------
                                                              $        192,032
                                                              -----------------
CHILEAN PESO--0.6%
            123    AFP Providia ADR (Financial Services)      $          2,214
            590    Cervecerias Unidas (CCU) ADR
                       (Beverages/Tobacco)                              13,128
          1,580    Chile Fund, Inc. (Financial Services)                38,315
            550    Chilectra SA ADR (Utilities)                         33,313
            749    Chilgener SA ADR (Utilities)                         21,347
          1,661    Cia de Telecomunicaciones Chile
                       (Utilities)                                      53,775
          2,312    Empresa Nacional de Electricidad SA
                       ADR (Utilities)                                  44,506
          1,551    Enersis SA ADR (Utilities)                           48,857
         11,110    Five Arrows Chile Investment Trust
                       (Financial Services)                             35,941
          1,160    Genesis Chile Fund (Financial
                       Services)                                        53,360
          1,151    Santa Isabel ADR (Retail Trade)                      28,343
                                                              -----------------
                                                              $        373,099
                                                              -----------------
CHINESE YUAN--0.4%
          6,900    Huaneng Power International, Inc.
                       ADR/(a)/(Energy)                       $        167,325

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
CHINESE YUAN--CONTINUED
        258,000    Shanghai Petrochemical (Chemical
                       Products)/(a)/                         $         63,946
        186,000    Yizheng Chemical Fibre (Chemical
                       Products)/(a)/                                   36,496
                                                              -----------------
                                                              $        267,767
                                                              -----------------
CZECH KORUNA--0.0%
            190    SPT Telecom/(a)/(Utilities)                $         20,079
                                                              -----------------
DANISH KRONE--0.2%
            825    Den Danske Bank AB (Financial
                       Services)                              $         71,351
            290    Teledanmark (Utilities)                              13,948
            690    Unidanmark (Financial Services)                      34,130
                                                              -----------------
                                                              $        119,429
                                                              -----------------
DEUTSCHEMARK--4.0%
          1,270    Allianz AG Holdings (Insurance
                       Services)                              $        242,003
             30    Altana (Health/Personal Care)                        23,213
          8,868    Bayer AG (Chemical Products)                        352,815
          4,288    Bayerische Hypo Und Wechsel Bank
                       (Financial Services)                            133,706
          1,500    Bilfinger & Berger Bauag (Building
                       Materials & Construction)                        55,780
            102    Buderus AG (Industrial Machinery)                    47,825
          2,330    Commerzbank AG (Financial Services)                  62,495
          3,581    Deutsche Bank AG (Financial Services)               188,996
          3,177    Deutsche Telekom AG (Utilities)                      68,941
            464    Fielmann AG (Health/Personal Care)                   11,950
          7,351    Gehe AG (Health/Personal Care)                      488,991
          1,340    Hoechst AG (Chemical Products)                       52,616
            200    Hornbach Baumarkt (Retail Trade)                      6,352
            630    Hornbach Holdings AG (Retail Trade)                  40,380
            240    Mannesmann AG (Engineering)                          94,376
            503    Praktiker Bau Und Heimwerker Markte
                       (Retail Trade)                                    8,074
          1,002    Rhoen-Klinikum AG (Health/Personal
                       Care)                                           129,604
            310    Sap AG (Computer Services/Software)                  56,440
            540    Schering AG (Chemical Products)                      51,761
          6,778    Veba AG (Utilities)                                 349,115
            130    Veba AG - Warrants/(a)/(Utilities)                   37,683
            116    Volkswagen AG (Automobiles &
                       Automobile Parts)                                73,748
                                                              -----------------
                                                              $      2,576,864
                                                              -----------------
FINNISH MARKKA--0.2%
          2,290    Nokia (AB) OY (Electronics & Other
                       Electrical Equipment)                  $        142,850
                                                              -----------------
FRENCH FRANC--8.0%
            425    Accor (Recreational Services)              $         60,948
          1,740    Alcatel Alsthom (Cie Gen El)
                       (Electronics & Other Electrical
                       Equipment)                                      193,482

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
FRENCH FRANC--CONTINUED
          1,070    Assurances Generales de France
                       (Insurance Services)                   $         34,814
            954    Axa (Diversified Holding Companies)                  58,696
            580    Canal Plus (Broadcast Media)                        104,741
            897    Carrefour (Retail Trade)                            560,039
            360    Chargeurs (Diversified Industrial
                       Manufacturing)                                   21,280
            580    Clf Dexia France (Financial Services)                53,662
            268    Credit Local de France (Financial
                       Services)                                        24,796
          5,930    Eaux (Cie Generale Des) (Utilities)                 826,024
          2,210    Elf Aquitaine (Energy)                              214,317
            490    GTM Entrepose (Building Materials &
                       Construction)                                    29,510
            697    Guilbert SA (Business Services)                     108,673
            410    Havas SA (Broadcast Media)                           30,698
            205    L'Oreal (Health/Personal Care)                       72,741
          1,160    Lapeyre (Building Materials &
                       Construction)                                    69,960
            455    Legrand (Electronics & Other
                       Electrical Equipment)                            76,788
          1,579    LVMH Moet-Hennessy Louis Vuitton
                       (Beverages/Tobacco)                             385,518
            360    Pathe (Broadcast Media)                              84,071
            876    Pinault Printemps Redoute (Retail
                       Trade)                                          368,471
            780    Primagaz (Cie Des Gaz Petrole) (Oil &
                       Gas)                                             76,443
            182    Rexel (Retail Trade)                                 48,490
          1,720    Saint Gobain (Chemical Products)                    230,453
          1,959    Sanofi (Health/Personal Care)                       182,927
          3,540    Schneider SA (Electronics & Other
                       Electrical Equipment)                           199,548
            240    Societe Generale (Financial Services)                26,893
            690    Sodexho (Food/Grocery Products)                     316,834
          1,410    Television Francaise (Broadcast Media)              136,011
          5,794    Total (Oil & Gas)                                   480,476
                                                              -----------------
                                                              $      5,077,304
                                                              -----------------
HONG KONG DOLLAR--3.9%
         69,000    Cathay Pacific Air (Transportation/
                       Storage)                               $        107,332
         39,000    Dao Heng Bank Group (Financial
                       Services)                                       185,271
        136,573    First Pacific Co. (Financial Services)              163,080
         40,000    Guoco Group (Financial Services)                    190,021
        134,380    Hong Kong Land Holdings (Real Estate)               279,510
        240,000    Hopewell Holdings (Real Estate)                     124,701
         59,000    Hutchison Whampoa (Diversified)                     437,940
         74,262    New World Development Co. (Real
                       Estate)                                         428,518
         35,000    Swire Pacific Ltd. (Transportation/
                       Storage)                                        269,961
         79,000    Wharf Holdings (Diversified Holding
                       Companies)                                      298,806
                                                              -----------------
                                                              $      2,485,140
                                                              -----------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
ITALIAN LIRA--2.3%
       15,000      Banca Commercial Italiana (Financial
                       Services)                              $         32,196
       24,680      Banca Fideuram (Financial Services)                  61,982
       43,526      Credito Italiano Spa (Financial
                       Services)                                        61,012
       30,000      ENI (Ente Nazionale Idrocarburi) (Oil
                       & Gas)                                          152,262
          849      Gucci Group NV (Textiles)                            58,899
       10,840      IMI Spa (Financial Services)                         92,340
        2,226      Industrie Natuzzi Spa (Household
                       Durables)                                        49,529
       13,000      Instituto National Assicurazioni
                       (Insurance Services)                             17,425
       12,000      Italgas (Societa Italiana II Gas) Spa
                       (Utilities)                                      41,036
        5,150      Mediolanum (Insurance Services)                      49,329
        3,000      Rinascente (Retail Trade)                            15,997
       16,000      Seat Spa/(a)/ (Business Services)                     3,168
       44,000      Seat Spa Di Risp Shares/(a)/ (Business
                       Services)                                        13,466
       49,000      STET (Utilities)                                    231,667
       16,000      STET (Di Risp Shares) (Utilities)                    59,340
      119,443      Telecom Italia Mobile (Utilities)                   375,663
       15,887      Telecom Italia Mobile (Di Risp Shares)
                       (Utilities)                                      29,368
       42,013      Telecom Italia Spa (Utilities)                      110,543
                                                              -----------------
                                                              $      1,455,222
                                                              -----------------
JAPANESE YEN--21.1%
        1,210      Advantest (Electronics & Other
                       Electrical Equipment)                  $         67,204
        7,000      Alps Electric Co. (Electronics & Other
                       Electrical Equipment)                            81,617
       16,000      Amada Co, Ltd. (Industrial Machinery)               119,620
       30,000      Canon, Inc. (Electronics and Other
                       Electrical Equipment)                           711,388
       10,000      Citizen Watch Co. (Electronics and
                       Other Electrical Equipment)                      71,927
       13,000      Dai Nippon Screen Manufacturing
                       (Electronics & Other Electrical
                       Equipment)                                      103,439
        3,000      Daifuku Co., Ltd. (Industrial
                       Machinery)                                       34,506
       17,000      Daiichi Pharmaceutical Co. (Health/
                       Personal Care)                                  273,211
       23,000      Daiwa House Industry Co. (Building
                       Materials & Construction)                       257,297
           33      DDI Corp. (Utilities)                               219,159
           52      East Japan Railway (Transportation/
                       Storage)                                        224,903
        4,000      Fanuc Co.,  Ltd. (Electronics & Other
                       Electrical Equipment)                           136,448
       30,000      Hitachi (Electronics & Other
                       Electrical Equipment)                           271,793
       22,000      Hitachi Zosen Corp. (Heavy
                       Engineering)                                     76,433
        2,000      Honda Motor Co., Ltd. (Automobiles &
                       Automobile Parts)                                62,079
        7,000      Inax Corp. (Building Materials &
                       Construction)                                    43,455
        6,000      Ishihara Sangyo Kaisha/(a)/ (Chemical
                       Products)                                        15,079
        7,000      Ito-Yokado Co. (Retail Trade)                       335,841

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
JAPANESE YEN--CONTINUED
       13,000      Kao Corp. (Cosmetics)                      $        151,574
        8,000      Kokuyo Co., Ltd. (Computers/
                       Communication)                                  173,947
       22,000      Komatsu, Ltd. (Industrial Machinery)                160,838
        6,000      Komori Corp. (Industrial Machinery)                 128,097
       14,000      Kumagai Gumi Co. (Building Materials &
                       Construction)                                    18,750
       19,000      Kuraray Co. (Chemical Products)                     167,645
        8,000      Kyocera Corp. (Electronics and Other
                       Electrical Equipment)                           478,985
       12,000      Makita Corp. (Industrial Machinery)                 164,494
       16,000      Marui Co., Ltd. (Retail Trade)                      263,442
       29,000      Matsushita Electric Industrial Co.
                       (Household Durables)                            463,781
       14,000      Mitsubishi Corp. (Wholesale Trade)                  131,248
       78,000      Mitsubishi Heavy Industries Ltd.
                       (Aerospace/Defense)                             514,941
        9,000      Mitsubishi Paper Mills, Ltd. (Paper &
                       Forest Products)                                 28,645
       40,000      Mitsui Fudosan Co. (Real Estate)                    456,927
        6,000      Mitsui Petrochemical Industries (Oil &
                       Gas)                                             28,219
        8,000      Murata Manufacturing Co. (Electronics
                       & Other Electrical Equipment)                   294,954
        4,000      National House Industrial (Building
                       Materials & Construction)                        47,268
       54,000      NEC Corp. (Electronics & Other
                       Electrical Equipment)                           659,393
        4,000      Nippon Hodo (Building Materials &
                       Construction)                                    28,266
      106,000      Nippon Steel Corp. (Mining - Metals/
                       Minerals)                                       302,296
           23      Nippon Telephone & Telegraph Corp.
                       (Utilities)                                     162,170
       27,000      Nippondenso Co. (Transportation/
                       Storage)                                        614,724
       24,000      Nomura Securities Co., Ltd. (Financial
                       Services)                                       268,484
       10,000      Pioneer Electronic Corp. (Household
                       Durables)                                       178,832
        2,000      Sangetsu Co., Ltd. (Building Materials
                       & Construction)                                  33,718
       17,000      Sankyo Co. (Health/ Personal Care)                  455,351
        2,700      SEGA Enterprises (Diversified
                       Industrial Manufacturing)                        71,044
       26,000      Sekisui Chemical Co., Ltd. (Building
                       Materials & Construction)                       249,892
       16,000      Sekisui House (Building Materials &
                       Construction)                                   142,435
        3,000      Seven Eleven Japan Co., Ltd. (Retail
                       Trade)                                          190,255
       25,000      Sharp Corp. (Household Durables)                    324,969
       16,000      Shinetsu Chemical Co., Ltd. (Chemical
                       Products)                                       322,685
        4,000      Shiseido Co. (Health/ Personal Care)                 57,352
        6,500      Sony Corp. (Household Durables)                     473,156
       33,000      Sumitomo Corp. (Wholesale Trade)                    222,019

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                         Value
------------------              ----------------                   -----------
                           Common Stocks--Continued
JAPANESE YEN--CONTINUED
       42,000      Sumitomo Electric Industries, Ltd.
                       (Electronics and Other Electrical
                       Equipment)                                  $   569,110
        9,000      Sumitomo Forestry Co., Ltd. (Paper &
                       Forest Products)                                 91,464
        7,000      TDK Corp. (Household Durables)                      504,589
       39,000      Teijin (Chemical Products)                          157,616
        7,000      Tokio Marine & Fire Insurance Co.
                       (Insurance Services)                             68,381
        3,300      Tokyo Electron (Electronics and Other
                       Electrical Equipment)                           127,388
        8,000      Tokyo Steel Manufacturing (Mining -
                       Metals/Minerals)                                 85,713
       14,000      Toppan Printing Co. (Broadcast Media)               180,880
        7,000      Uny Co. (Retail Trade)                              122,976
        3,000      Yurtec Corp. (Building Materials &
                       Construction)                                    28,834
                                                                   ------------
                                                                   $13,473,146
                                                                   ------------
KOREAN WON--0.6%
        6,000      Cho Hung Bank (Insurance Services)              $    32,422
        4,200      Korea Electric Power Corp. ADR
                       (Utilities)                                     125,247
          429      Korea Fund, Inc. (Financial Services)                 5,523
        1,060      Samsung Electronics (Electronics &
                       Other Electrical Equipment)                      87,136
          650      Samsung Electronics, Ltd. GDS 144A/(b)/
                       (Electronics & Other Electrical
                       Equipment)                                       31,038
        2,240      Shinhan Bank (Financial Services)               $    33,188
                                                                   ------------
                                                                   $   314,554
                                                                   ------------
MALAYSIAN RINGGIT--2.4%
       56,000      Affin Holdings Berhad (Financial
                       Services)                                   $   134,937
       32,000      Berjaya Sports Toto Berhad (Business
                       Services)                                       152,939
       18,000      Commerce Asset Holdings Berhad
                       (Financial Services)                            107,535
       60,000      MBF Capital Berhad (Financial
                       Services)                                        88,896
       70,000      Multi-Purpose Holding (Financial
                       Services)                                       114,306
       58,000      Multi-Purpose Holdings 3% ICULS
                       13/01/02 (Financial Services)                    21,599
      113,000      Renong Berhad (Diversified Industrial
                       Manufacturing)                                  154,819
       11,200      Renong Berhad  4% ICULS 21/05/01
                       (Diversified Industrial
                       Manufacturing)                                       40
       20,000      Resorts World Berhad (Recreational
                       Services)                                        73,682
       44,000      Tanjong (Mining - Metals/Minerals)                  159,471
       26,000      Technology Resources Industries
                       (Business Services)                              47,634
       27,000      Time Engineering Berhad (Industrial
                       Machinery)                                       49,466
       58,000      United Engineers Malaysia (Industrial
                       Machinery)                                      411,184
                                                                   ------------
                                                                   $ 1,516,508
                                                                   ------------
MEXICAN PESO--1.8%
       14,062      Cemex SA (Building Materials &
                       Construction)                               $    46,009

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                       Description                      Value
------------------              ----------------              -----------------
                           Common Stocks--Continued
MEXICAN PESO--CONTINUED
        9,860      Cemex SA (B Shares) (Building
                       Materials & Construction)              $         36,107
        7,860      Cemex SA ADR (Building Materials &
                       Construction)                                    52,976
       83,641      CIFRA SA de CV (Retail Trade)                       125,043
        6,752      Fomento Economico Mexicano SA
                       (Beverages/ Tobacco)                             31,863
       18,158      Groupo Financiero Banamex-Accivl (B
                       Shares)/(a)/ (Financial Services)                38,891
          499      Groupo Financiero Banamex-Accivl (L
                       Shares)/(a)/ (Financial Services)                   998
       16,324      Gruma SA /(a)/ (Diversified Holding
                       Companies)                                       78,677
        3,485      Gruma SA ADS 144A/(a)(b)/ (Diversified
                       Holding Companies)                               67,958
       37,450      Grupo Industrial Maseca SA (Household
                       Durables)                                        36,571
        7,058      Grupo Modelo SA (Beverages/ Tobacco)                 42,811
          722      Grupo Televisa GDR (Broadcast Media)                 16,696
       23,739      Kimberly Clark de Mexico (Health/
                       Personal Care)                                   88,127
        6,040      Panamerica Beverages ADR (Beverages/
                       Tobacco)                                        175,160
        8,145      Telefonos de Mexico SA ADR (Utilities)              335,981
                                                              -----------------
                                                              $      1,173,868
                                                              -----------------
NETHERLANDS GUILDER--9.7%
        5,537      ABN AMRO Holdings NV (Financial
                       Services)                              $        380,539
        3,987      Ahold NV (Retail Trade)                             272,171
          498      Akzo Nobel NV (Chemical Products)                    64,157
        1,330      Baan Co, Inc. (Business Services)                    71,321
        5,063      CSM CVA (Food/ Grocery Products)                    290,792
       57,813      Elsevier NV (Broadcast Media)                       925,815
        4,975      Fortis AMEV NV (Insurance Services)                 187,683
        1,110      Hagemeyer (Wholesale Trade)                          96,569
       16,352      ING Groep NV (Financial Services)                   642,061
        5,924      ING Groep NV - Warrants/(a)/ (Financial
                       Services)                                        53,727
        1,678      Koninklijke Ptt Nederland (Utilities)                59,599
          790      Nutricia (Verenigde Bedrijven) NV
                       (Food/ Grocery Products)                        119,860
          950      Otra NV (Electronics & Other
                       Electrical Equipment)                            15,116
        7,437      Polygram (Recreational Services)                    364,540
        7,090      Royal Dutch Petroleum Co. (Oil & Gas)             1,267,124
        2,170      Unilever NV (Food/ Grocery Products)                422,016
        8,246      Wolters Kluwer (Publishing)                         977,263
                                                              -----------------
                                                              $      6,210,353
                                                              -----------------
NEW ZEALAND DOLLAR--0.5%
       21,909      Air New Zealand, Ltd. (Transportation/
                       Storage)                               $         63,335
       11,200      Carter Holt Harvey (Paper & Forest
                       Products)                                        24,846
        7,000      Fernz Corp. (Chemical Products)
                                                                        23,536

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                        Description                       Value
------------------               ----------------              ----------------
                           Common Stocks--Continued
NEW ZEALAND DOLLAR--CONTINUED
         17,950    Fletcher Challenge Building (Building
                       Materials & Construction)                        50,397
          1,750    Fletcher Challenge Energy (Oil & Gas)                 5,083
         41,095    Fletcher Challenge Forest Division
                       (Paper & Forest Products)                        56,693
         12,500    Fletcher Challenge Paper (Paper &                    27,730
                       Forest Products)
         16,000    New Zealand Telecom (Utilities)                      71,764
                                                              -----------------
                                                              $        323,384
                                                              -----------------
NORWEGIAN KRONE--1.7%
          1,170    Bergesen D-Y ASA (Transportation/
                       Storage)                               $         24,152
          9,730    Norsk Hydro (Energy)                                474,121
          6,560    Orkla AS (Diversified Industrial
                       Manufacturing)                                  549,952
          1,390    Saga Petroleum (Oil & Gas)                           22,447
                                                              -----------------
                                                              $      1,070,672
                                                              -----------------
PANAMANIAN BALBOA--0.0%
            567    Banco Latino Americano De Export E
                       Shares (Financial Services)            $         26,011
                                                              -----------------
PERUVIAN SOL--0.1%
          1,320    Credicorp Ltd (Financial Services)         $         27,720
          1,906    Telefonica del Peru SA ADS (Utilities)               45,744
                                                              -----------------
                                                              $         73,464
                                                              -----------------
PORTUGUESE ESCUDO--0.5%
          5,139    Jeronimo Martins SGPS (Food/ Grocery
                       Products)                              $        307,424
            428    Jeronimo Martins SGPS- Warrants/(a)/
                       (Food/ Grocery Products)                          5,416
                                                              -----------------
                                                              $        312,840
                                                              -----------------
RUSSIAN RUBLE--0.0%
            840    Rao Gazprom ADS (Energy)                   $         13,104
                                                              -----------------
SINGAPORE DOLLAR--2.1%
          9,000    City Developments (Real Estate)            $         72,746
         27,000    DBS Land (Real Estate)                               87,295
          6,000    Development Bank of Singapore
                       (Financial Services)                             71,295
          9,600    Fraser & Neave  (Beverages/ Tobacco)                 69,637
          2,500    Keppel Corp./(a)/ (Transportation/
                       Storage)                                         10,881
          4,000    Overseas Chinese Banking Corp-Alien
                       Market (Financial Services)                      46,701
         35,000    Overseas Union Bank - Foreign
                       (Financial Services)                            229,706
         33,000    Singapore Land (Real Estate)                        153,886
         12,200    Singapore Press Holdings (Broadcast
                       Media)                                          225,879
         32,000    United Industrial Corp. (Real Estate)                24,097
         26,800    United Overseas Bank (Financial
                       Services)                                       251,800
          3,200    United Overseas Bank -  Warrants/(a)/
                       (Financial Services)                             11,009
         20,000    Wing Tai Holdings (Textiles)                         51,675
                                                              -----------------
                                                              $      1,306,607
                                                              -----------------
SPANISH PESETA--2.2%
             14    Aguas de Barcelona (Utilities)             $            535
          1,579    Argentaria (Financial Services)                      70,415
          1,020    Banco Bilbao Vizcaya (Financial                      68,649
                       Services)

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)


     Shares                        Description                       Value
------------------               ----------------              ----------------
                           Common Stocks--Continued
SPANISH PESETA--CONTINUED
          2,979    Banco de Santander SA (Financial
                       Services)                              $        224,131
            690    Banco Popular (Commercial Banks)                    146,301
          2,011    Centros Comerciales Pryca (Retail
                       Trade)                                           34,937
          2,606    Empresa Nacional de Endesa (Utilities)              182,164
          1,160    Gas Natural Sdg SA (Utilities)                      246,353
         12,450    Iberdrola SA (Utilities)                            140,505
          3,927    Repsol SA (Oil & Gas)                               164,649
          5,350    Telefonica de Espana (Utilities)                    137,039
                                                              -----------------
                                                              $      1,415,678
                                                              -----------------
SWEDISH KRONA--2.3%
          8,600    Abb AB (Electronics & Other Electrical
                       Equipment)                             $        104,695
         14,060    Astra AB (Health/Personal Care)                     558,299
          4,930    Atlas Copco AB (Industrial Machinery)               122,233
          3,710    Electrolux Co. (Household Durables)                 212,819
            670    Esselte (Broadcast Media)                            15,288
          1,850    Hennes & Mauritz AB (Retail Trade)                  267,665
            860    Sandvik AB (Industrial Machinery)                    21,213
          6,640    Sandvik AB (B Shares) (Industrial
                       Machinery)                                      163,361
            660    Scribona AB (Broadcast Media)                         8,203
                                                              -----------------
                                                              $      1,473,776
                                                              -----------------
SWISS FRANC--5.3%
            889    Adia SA (Commercial Services)              $        296,715
            400    BBC AG Brown, Boveri & Cie
                       (Electronics & Other Electrical
                       Equipment)                                      484,363
            648    Ciba Spezialitatenchemi (Chemical
                       Products)                                        55,828
            880    CS Holdings (Financial Services)                     99,098
            495    Nestle SA (Food/Grocery Products)                   601,079
            738    Novartis AG (Chemical Products )                    972,252
             83    Roche Holdings AG (Health/Personal
                       Care)                                           701,004
            890    Schweizerischer Bankverein/(a)/
                       (Financial Services)                            194,410
                                                              -----------------
                                                              $      3,404,749
                                                              -----------------
THAI BAHT--0.2%
          2,900    Advanced Information Services
                       (Computers/Communication)              $         19,317
          5,450    Bangkok Bank (Financial Services)                    50,489
            600    Siam Cement Public Co. (Building
                       Materials & Construction)                        16,078
          5,900    Thai Farmers Bank Public-Alien Market
                       (Financial Services)                             35,686
                                                              -----------------
                                                              $        121,570
                                                              -----------------
UNITED STATES DOLLAR--0.0%
            190    Enron Global Power & Pipelines, LLC.
                       (Energy)                               $          5,605
                                                              -----------------
VENEZUELAN BOLIVAR--0.1%
          1,160    Cia Anonima Nacional Tele Venezuela
                       ADS/(a)/ (Utilities)                   $         34,800
                                                              -----------------
                  Total Common Stocks
                      (cost $54,771,258) ............         $     60,111,043
                                                              -----------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)

      Shares                      Description                       Value
------------------             ----------------               -----------------
                           Preferred Stocks--0.2%
AUSTRALIAN DOLLAR--0.1%
         26,000    Sydney Harbour Casino /(a)/
                       (Recreational Services)                $         43,796
                                                              -----------------
DEUTSCHEMARK--0.1%
             60    Krones AG (Industrial Machinery)           $         23,213

            340    Sap AG (Non Voting) (Computer
                       Services/ Software)                              62,609
                                                              -----------------
                                                              $         85,822
                                                              -----------------
                   Total Preferred Stocks
                      (cost $110,406) ...............         $        129,618
                                                              -----------------


   Principal             Interest           Maturity
     Amount                Rate               Date
-----------------       -----------        ------------
                         Corporate Obligations--0.0%
BELGIAN FRANC--0.0%
   Kredietbank
$         1,000           5.75%              11/30/03         $          3,865
                                                              -----------------
                      Total Corporate Obligations
                      (cost $2,557) .................         $          3,865
                                                              -----------------

                          Repurchase Agreements--4.8%
   State Street Bank & Trust Company, dated
       04/30/97, repurchase price $3,030,433 (U.S.
       Treasury Bond: $3,091,000, 8.13%, 8/21/21)
$     3,030,000           5.15%              05/01/97         $      3,030,000
                                                              -----------------
                  Total Repurchase Agreements
                      (cost $3,030,000) .............         $      3,030,000
                                                              -----------------
                  Total Investments
                      (cost $57,914,221/(c)/) .......         $     63,274,526
                                                              =================

--------------------------------------------------------------------------------

Federal Income Tax Information:
   Gross unrealized gain for investments in which
       value exceeds cost ...........................         $      8,040,987
   Gross unrealized loss for investments in which
       cost exceeds value ...........................               (2,732,073)
                                                              -----------------
   Net unrealized gain ..............................         $      5,308,914
                                                              =================

-------------------------------------------------------------------------------

     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/Non-income producing security.
/(b)/Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration normally to qualified institutional investors.
/(c)/The aggregate cost for federal income tax purposes is $57,965,612.
-------------------------------------------------------------------------------

Investment Abbreviations:
ADR--American Depository Receipts
ADS--American Depository Shares
GDS--Global Depository Shares
ICULS--Irredeemable Convertible Unsecured Loan Stock

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                 April 30, 1997
                                   (Unaudited)



-------------------------------------------------------------------------------
              Common and Preferred Stock Industry Concentrations
-------------------------------------------------------------------------------
Financial Services                                                       11.9%
Utilities                                                                10.2%
Electronics & Other Electrical Equipment                                  7.9%
Health/ Personal Care                                                     7.6%
Retail Trade                                                              6.4%
Oil & Gas                                                                 5.3%
Chemical Products                                                         4.3%
Broadcast Media                                                           3.9%
Food/ Grocery Products                                                    3.9%
Household Durables                                                        3.5%
Publishing                                                                2.7%
Building Materials & Construction                                         2.6%
Beverages/ Tobacco                                                        2.6%
Real Estate                                                               2.5%
Industrial Machinery                                                      2.3%
Diversified Industrial Manufacturing                                      2.2%
Transportation/ Storage                                                   2.1%
Mining - Metals/ Minerals                                                 1.9%
Recreational Services                                                     1.7%
Energy                                                                    1.5%
Insurance Services                                                        1.0%
Aerospace/Defense                                                         0.8%
Diversified Holding Companies                                             0.8%
Wholesale Trade                                                           0.7%
Diversified                                                               0.7%
Business Services                                                         0.6%
Commercial Services                                                       0.5%
Automobiles & Automobile Parts                                            0.4%
Textiles                                                                  0.4%
Paper & Forest Products                                                   0.4%
Computers/Communication                                                   0.3%
Cosmetics                                                                 0.2%
Commercial Banks                                                          0.2%
Computer Services/ Software                                               0.2%
Engineering                                                               0.1%
Heavy Engineering                                                         0.1%
Aerospace/ Defense                                                        0.1%
-------------------------------------------------------------------------------
Total Common and Preferred Stocks                                        94.5%
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           NATIONAL TAX-FREE BOND FUND
                                 April 30, 1997
                                   (Unaudited)

Principal                Interest            Maturity
 Amount                    Rate                Date                 Value
---------                --------            --------            -----------
       Municipal Bond Obligations--98.0%
ALABAMA--1.5%
  Phenix City Industrial Development Revenue Bonds (Toronto
    Dominion Bank LOC) (AA/A-1+/ NR)
$300,000                 4.00%/(a)/          06/01/28            $  300,000
                                                                 -----------
ARIZONA--2.5%
  Salt River Project Arizona Agricultural Improvements Revenue
    Bonds Series C (AA/Aa)
$500,000                 4.50%               01/01/04            $  489,835
                                                                 -----------
FLORIDA--2.2%
  Florida State Board of Education Capital Outlay GO Bonds
    Series A (AA+/Aa2)
$200,000                 5.25%               01/01/04            $  202,786
  Florida State Board of Education Capital Outlay GO Bonds
    Series D (AA+/Aa2)
 250,000                 5.00                06/01/12               236,070
                                                                 -----------
                                                                 $  438,856
                                                                 -----------
GEORGIA--1.5%
  Fulton County Residential Care Facilities Lenbrook Square
    Foundation Revenue Bonds (AAA/A-1+/ NR) (Rabobank
    Nederland LOC)
$100,000                 4.10%/(a)/          01/01/18            $  100,000
  Georgia State GO Bonds Series D (AA+/Aaa)
 200,000                 5.40                11/01/10               203,064
                                                                 -----------
                                                                 $  303,064
                                                                 -----------
ILLINOIS--6.1%
  Chicago Metropolitan Water Reclamation GO Bonds (AA/Aa)
$500,000                 4.90%               12/01/01            $  502,215
 450,000                 5.60                12/01/09               460,179
  Evanston GO Bonds (NR/Aaa)
$250,000                 5.30%               12/01/99            $  255,222
                                                                 -----------
                                                                 $1,217,616
                                                                 -----------
INDIANA--1.2%
  Purdue University Revenue Bonds (AMBAC) (AAA/Aaa)
$250,000                 5.25%               07/01/10            $  244,183
                                                                 -----------
IOWA--3.8%
  Bettendorf GO Bonds Series A (AMBAC) (NR/Aaa)
$250,000                 4.70%               06/01/03            $  249,730
  Iowa City Sewer Revenue Bonds (AMBAC) (AAA/Aaa)
 250,000                 6.00                07/01/08               258,692
  Polk County GO Bonds (FGIC) (AAA/Aaa)
 250,000                 5.50                12/01/10               256,030
                                                                 -----------
                                                                 $  764,452
                                                                 -----------
KENTUCKY--1.0%
  Louisville Water Works Board Water System Revenue Bonds(AA/Aa)
$200,000                 5.63%               11/15/06            $  206,846
                                                                 -----------
MARYLAND--2.5%
  Washington Suburban Sanitation District GO Revenue Bonds
    (AA/Aa1)
$500,000                 4.75%               06/01/02            $  499,755
                                                                 -----------
MASSACHUSETTS--0.5%
  Massachusetts State GO Bonds (ABN AMRO Bank N.V. LOC)
    (AA/A-1+/ Aa1/VMIG1)
$100,000                 3.85%/(a)/          12/01/97            $  100,000
                                                                 -----------
MICHIGAN--1.0%
  Greenville Public Schools GO Bonds (MBIA) (AAA/Aaa)
$200,000                 5.75%               05/01/07            $  206,800
                                                                 -----------

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   NATIONAL TAX-FREE BOND FUND--(Continued)
                                April 30, 1997
                                  (Unaudited)

Principal                Interest            Maturity
 Amount                   Rate                 Date                 Value
---------                --------            --------            -----------
     Municipal Bond Obligations--Continued
MINNESOTA--6.5%
  Minneapolis GO Bonds (AAA/Aaa)
$500,000                  5.30%              10/01/98            $  509,325
  Minnesota State Housing and Finance Agency Series D (AA+/Aa)
 390,000                  5.35               01/01/05               395,101
  St. Paul Independent School District #625 GO Bonds Series C
    (AA/Aa)
 400,000                  5.20               02/01/07               396,952
                                                                 -----------
                                                                 $1,301,378
                                                                 -----------
NEBRASKA--4.8%
  Nebraska Public Power District Revenue Bonds Series A (A+/A1)
$250,000                  5.10%              01/01/06            $  248,427
 200,000                  6.00               01/01/06               209,002
  Omaha Public Power Revenue Bonds Series A (AA/Aa)
 500,000                  5.00               02/01/01               505,905
                                                                 -----------
                                                                 $  963,334
                                                                 -----------
NEVADA--1.0%
  Clark County School District GO Bonds Series B (FGIC)(AAA/Aaa)
$200,000                  5.30%              05/01/04            $  203,028
                                                                 -----------
NORTH DAKOTA--1.3%
  Fargo Water Revenue Bonds (MBIA) (AAA/Aaa)
$250,000                  4.90%              01/01/03            $  250,227
                                                                 -----------
OHIO--4.1%
  Columbus GO Bonds Series A (AAA/Aaa)
$250,000                  4.50%              07/01/01            $  249,050
  Euclid GO Bonds (NR/Aa)
 415,000                  4.40               12/01/01               410,925
  Ohio State Infrastructure Improvement GO Bonds (AA+/Aa1)
 150,000                  5.20               08/01/10               148,011
                                                                 -----------
                                                                 $  807,986
                                                                 -----------
OREGON--2.5%
  Oregon State Housing & Community Services Department Revenue
    Bonds Series D (NR/Aa)
$500,000                  5.55%              07/01/06            $  502,095
                                                                 -----------
PENNSYLVANIA--2.5%
  Pennsylvania State GO Bonds (AA-/A1)
$500,000                  5.25%              06/15/06            $  505,380
                                                                 -----------
SOUTH CAROLINA--1.3%
  South Carolina State Capital Improvement GO Bonds Series A
    (AA+/Aaa)
$250,000                  5.00%              03/01/05            $  250,303
                                                                 -----------
TENNESSEE--2.6%
  Shelby County GO Bonds Series A (AA+/Aa)
$500,000                  5.63%              06/01/08            $  516,285
                                                                 -----------
TEXAS--16.7%
  Channelview Independent School District GO Bonds (PSFG)
    (NR/Aaa)
$250,000                  4.75%              08/15/05            $  246,285
  Collin County GO Bonds (AA-/Aa)
 400,000                  5.40               02/15/09               397,212
  Grapevine Industrial Development Revenue Bonds (Morgan
    Guarantee Trust Co. LOC) (NR/Aa1/P-1)
 200,000                  3.95/(a)/          12/01/24               200,000
 200,000                  3.95/(a)/          12/01/24               200,000
 700,000                  3.95/(a)/          12/01/24               700,000
  Houston Independent School District GO Bonds (AA+/Aa)
 250,000                  4.40               07/15/01               247,252
  Lone Star Airport Improvement Authority Revenue Bonds (Royal
    Bank of Canada LOC) (NR/VMIG1)
 200,000                  3.95/(a)/          12/01/14               200,000

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   NATIONAL TAX-FREE BOND FUND--(Continued)
                                April 30, 1997
                                  (Unaudited)

Principal              Interest            Maturity
 Amount                 Rate                 Date                 Value
---------              --------            --------            -----------
     Municipal Bond Obligations--Continued
TEXAS--CONTINUED
  San Antonio GO Bonds (AA/Aa)
$200,000                5.20%              08/01/02            $  203,004
  Tarrant County GO Bonds (AA+/Aa1)
 400,000                4.80               07/15/06               386,972
  Tarrant County Water Control & Improvement Revenue Bonds (AAA/Aaa)
 140,000                5.00               03/01/09               135,261
  Texas A&M University Revenue Bonds (AA/Aa)
 200,000                5.55               05/15/01               206,760
  Texas State GO Bonds Series A (AA/Aa)
 200,000                5.65               10/01/08               205,762
                                                               -----------
                                                               $3,328,508
                                                               -----------
UTAH--2.6%
  Alpine School District GO Bonds (FGIC-TCRS) (AAA/Aaa)
$250,000                5.40%              03/15/05            $  253,390
  Salt Lake City School District Revenue Bonds Series A (NR/Aaa)
 250,000                5.80               03/01/07               260,005
                                                               -----------
                                                               $  513,395
                                                               -----------
VIRGINIA--3.5%
  Virginia Beach GO Bonds (AA/Aa)
$200,000                5.20%              07/15/06            $  202,904
  Virginia State Public School Authority Revenue Bonds (AA/Aa)
 500,000                4.50               01/01/00               499,475
                                                               -----------
                                                               $  702,379
                                                               -----------
WASHINGTON--15.1%
  King & Snohomish Counties School District (AA-/Aa)
$280,000                5.20%              06/15/08            $  278,351
  King County GO Bonds Series D (AA+/Aa1)
 500,000                6.20%              12/01/00               522,370
  King County School District #412 GO Bonds (MBIA)(AAA/Aaa)
 250,000                5.75               06/01/08               257,630
  Pierce County Sewer Improvements Revenue Bonds (A+/A1)
 290,000                5.45               02/01/08               290,821
  Port Seattle Revenue Bonds Series A (AMBAC) (AAA/Aaa)
 500,000                6.00               02/01/99               511,945
  Seattle GO Bonds Series A (AA+/Aa1)
 150,000                5.30               08/01/13               145,538
  Seattle Municipal Light & Power Revenue Bonds Series A (AA/Aa)
 250,000                5.75               08/01/09               254,563
  Snohomish County GO Bonds (MBIA) (AAA/Aaa)
 250,000                5.75               12/01/10               250,443
  Vancouver Water & Sewer Revenue Bonds (FGIC)(AAA/Aaa)
 250,000                4.70               06/01/01               249,440
  Washington State GO Bonds Series DD-12 & CC-9 (AA/Aa)
 250,000                5.38               03/01/08               253,980
                                                               -----------
                                                               $3,015,081
                                                               -----------
WISCONSIN--9.7%
  Appleton Wisconsin Area School District GO Bonds (NR/Aa)
$500,000                5.00%              04/01/11            $  477,765
  Green Bay Public School District GO Bonds (NR/Aa)
 500,000                4.90               04/01/05               497,710
  Milwaukee GO Bonds Series E (AA+/Aa1)
 250,000                5.50               06/15/10               251,227

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   NATIONAL TAX-FREE BOND FUND--(Continued)
                                April 30, 1997
                                  (Unaudited)

Principal              Interest              Maturity
 Amount                 Rate                   Date                  Value
---------              -------               --------             -----------
     Municipal Bond Obligations--Continued
WISCONSIN--CONTINUED
  Waukesha County GO Bonds
    (NR/Aaa)
$500,000                4.40%                 12/01/98            $  503,080
  Wisconsin State GO Bonds
    Series 3 (AA/Aa)
 200,000                5.25                  11/01/02               203,910
                                                                  -----------
                                                                  $1,933,692
                                                                  -----------
           Total Municipal Bond
             Obligations
             (cost $19,471,913)..............                     $19,564,478
                                                                  -----------
           Total Investments
             (cost
             $19,471,913/(b)/) ..............                     $19,564,478
                                                                  ===========
--------------------------------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for
    investments in which value
    exceeds cost ............................                     $  165,115
  Gross unrealized loss for
    investments in which cost
    exceeds value ...........................                        (72,550)
                                                                  -----------
  Net unrealized gain .......................                     $   92,565
                                                                  ===========

--------------------------------------------------------------------------------


  The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
Investment Abbreviations:
AMBAC  -- Insured by American Municipal Bond Assurance Corp.
FGIC   -- Insured by Financial Guaranty Insurance Co.
GO     -- General Obligation
LOC    -- Letter of Credit
MBIA   -- Insured by Municipal Bond Investors Assurance Corp.
NR     -- Not Rated
PSFG   -- Permanent School Fund Guaranteed
TCRS   -- Transferable Custodial Receipts
--------------------------------------------------------------------------------

/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.
/(b)/ The cost stated also represents aggregate cost for income tax purposes.


  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                          MISSOURI TAX-FREE BOND FUND

                                April 30, 1997
                                  (Unaudited)

Principal               Interest              Maturity
 Amount                   Rate                  Date                  Value
---------               --------              --------              ---------
  Missouri Municipal Bond Obligations--97.1%
  Benton County School District GO
    Bonds (AA/NR)
$300,000                 4.90%                03/01/04             $  296,046
  Cass County School District #R-2
    GO Bonds (AA/NR)
 725,000                 4.80                 03/01/02                719,410
  Cass County School District #R-9
    GO Bonds (NR/A)
 200,000                 6.25                 03/01/00                204,984
  Cass County School District GO
    Bonds (AA/NR)
 400,000                 4.75                 03/01/03                393,388
  Chesterfield GO Bonds (NR/Aa2)
 500,000                 5.20                 02/15/12                490,860
  Columbia School District GO Bonds
    (AA/Aa)
 375,000                 4.75                 03/01/05                372,315
  Columbia Water & Electricity
    Revenue Bonds Series A (AA/A1)
 300,000                 5.40                 10/01/02                310,197
  Fort Zumwalt School District (AA/NR)
 100,000                 5.25                 03/01/11                 99,313
  Hazelwood School District GO
    Bonds (NR/Aa)
 150,000                 5.15                 03/01/04                152,053
  Jackson County Longview
    Recreation Project (NR/A1)
 350,000                 8.00                 11/01/07                363,657
  Jackson County School District GO
    Bonds (NR/A1)
 250,000                 5.60                 03/01/08                255,827
  Jasper County School District #R-9
    GO Bonds (AA/NR)
 500,000                 5.00                 09/01/03                503,195
  Kansas City Chouteau Bridge
    Project Series B (AA/Aa3)
 380,000                 5.00                 05/01/11                366,289
  Kansas City GO Bonds (AA/Aa)
 200,000                 4.50                 06/01/04                195,492
  Kansas City Sewer Special
    Assessment GO Bonds Series A
    (AA/Aa)
 410,000                 7.40%                05/15/99                433,604
  Kansas City Water Revenue Bonds
    Series A (AA/Aa)
 750,000                 4.85                 12/01/06                740,933
  Lafayette County School District GO
    Bonds (AA/NR)
 350,000                 5.20                 03/01/07                346,262
  Lees Summit GO Bonds Series B
    (AMBAC) (AAA/Aaa)
 400,000                 4.20                 04/01/04                377,912
  Missouri State Economic
    Development Export &
    Infrastructure Board Revenue
    Bonds (A/NR)
 200,000                 5.38/(a)/            05/01/03                200,462
  Missouri State Environmental
    Improvement & Energy
    Resources Authority Pollution
    Control Revenue Bonds (AA/A1)
 500,000                 4.25                 12/01/98                501,040
 250,000                 5.50                 12/01/04                259,222
  Missouri State Environmental
    Improvement & Energy
    Resources Authority Water
    Pollution Control Revenue Bonds
    Series A (AA/NR)
 150,000                 5.25                 07/01/02                153,865
  Missouri State Environmental
    Improvement & Energy
    Resources Authority Water
    Pollution Control Revenue Bonds
    Series C (NR/Aa)
 205,000                 4.75                 01/01/01                206,490
 500,000                 4.90                 01/01/02                504,520

The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   MISSOURI TAX-FREE BOND FUND--(Continued)
                                April 30, 1997
                                  (Unaudited)

    Principal            Interest           Maturity
     Amount                Rate               Date                 Value
   -----------          ----------         ----------           -----------
                Missouri Municipal Bond Obligations--Continued
     Missouri State Environmental
       Improvement & Energy
       Resources Authority Water
       Pollution Control Revenue Bonds
       Series D (NR/Aa)
    $400,000               5.50%            01/01/08            $  408,376
     Missouri State Environmental
       Improvement & Energy
       Resources Authority Water
       Pollution Control Revenue Bonds
       Series E (NR/Aa)
     390,000               4.38             07/01/00               390,491
     Missouri State Fourth State Building
       GO Bonds Series A (AAA/Aaa)
     150,000               5.30             08/01/08               151,955
     500,000               5.40             08/01/09               508,320
     Missouri State GO Bonds Series A (AAA/Aaa)
     500,000               4.50             08/01/02               494,910
     Missouri State Health &
       Educational Facility Jefferson
       Memorial Hospital Revenue
       Bonds (NR/Baa)
     500,000               4.10/(a)/        06/01/26               500,000
     Missouri State Health & Educational
       Facility Revenue Bonds (Barnes-
       Jewish, Inc.) (AA/Aa)
     150,000               6.00             05/15/11               156,516
     Missouri State Health & Educational
       Facility Revenue Bonds
       (prerefunded to 06/01/01) (MBIA)
       (AAA/Aaa)
     300,000               6.63             06/01/11               326,130
     Missouri State Health & Educational
       Facility Revenue Bonds Series B
       (Health Midwest) (MBIA)
       (AAA/Aaa)
     150,000               6.10             06/01/11               157,007
     Missouri State Health & Educational
       Facility Washington University
       Revenue Bonds Series A
       (NR/Aa1)
     800,000               4.75%            08/15/05               784,920
     Missouri State Housing
       Development Community
       Mortgage Revenue Bonds
       (GNMA/FNMA) (AAA/Aaa)
     205,000               5.40             03/01/06               205,554
     Missouri State Housing
       Development Community
       Revenue Bonds Series B
       (GNMA/FNMA) (AAA/NR)
     245,000               5.50             03/01/06               248,224
     Missouri State Housing
       Development Community
       Revenue Bonds Series C
       (GNMA/FNMA) (AAA/NR)
     245,000               4.80             09/01/01               245,742
     Missouri State Water Pollution
       Control GO Bonds Series A
       (AAA/Aaa)
     300,000               5.60             08/01/10               307,140
     Platte County Missouri School
       District Park Hill GO Bond
       (Student Aid Direct Deposit)
       (AA/Aa2)
     500,000               5.20             03/01/09               494,310
     Platte County School District #R-3
       GO Bonds (AA/NR)
     265,000               4.90             03/01/05               260,090
     Springfield GO Bonds (NR/Aa)
     220,000               4.30             03/01/00               219,179
     St. Charles School District GO
       Bonds Series A (AMBAC)
       (AAA/Aaa)
     150,000               5.75             03/01/11               151,744

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   MISSOURI TAX-FREE BOND FUND--(Continued)

                                April 30, 1997
                                  (Unaudited)


Principal     Interest    Maturity
 Amount         Rate        Date          Value
---------     -------     --------     -----------
 Missouri Municipal Bond Obligations--Continued
  St. Francois County School District
    GO Bonds (CGIC) (AAA/Aaa)
$280,000       4.80%      03/01/04     $   277,572
  St. Louis County GO Bonds Series B
    (NR/Aa1)
 200,000       5.25       02/01/07         200,768
 750,000       5.30       02/01/08         752,873
  St. Louis County Rockwood School
    District #R-6 GO Bonds (NR/Aaa)
 300,000       5.80       02/01/99         307,185
  St. Louis County School District GO
    Bonds Lindbergh (NR/Aa)
 715,000       6.60       02/15/03         776,197
 200,000       5.40       02/15/10         199,252
  St. Louis County School District GO
    Bonds Parkway (NR/Aa)
 300,000       7.00       02/01/00         319,254
  St. Louis School District GO Bonds
    (FGIC) (AAA/Aaa)
 200,000       5.40       04/01/03         205,786
  St. Peters GO Bonds (NR/A1)
 150,000       5.80       01/01/10         153,389
  University of Missouri Health
    Facilities Revenue Bonds Series
    A (AMBAC) (AAA/Aaa)
 150,000       5.20       11/01/10         146,309
  University of Missouri Systems
    Facilities Revenue Bonds
    (AA+/Aa2)
 250,000       4.60       11/01/00         250,798
                                       -----------
           Total Missouri Municipal
             Bond Obligations
             (cost $18,091,923)....    $18,047,327
                                       -----------
          Repurchase Agreements--1.4%
  State Street Bank & Trust Company,
    dated 04/30/97, repurchase price
    $259,037 (U.S. Treasury Note:
    $264,544, 5.88%, 04/30/98)
$259,000       5.15%      05/01/97     $   259,000
                                       -----------
           Total Repurchase
             Agreements
             (cost $259,000) .....     $   259,000
                                       -----------
           Total Investments
             (cost $18,350,923/(b)/)   $18,306,327
                                       ===========
------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for
    investments in which value
    exceeds cost ...............       $    77,840
  Gross unrealized loss  for
    investments in which cost
    exceeds value ..............          (122,436)
                                       ===========
  Net unrealized loss ..........       $   (44,596)
                                       ===========

-----------------------------------------------------------------------------

  The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-----------------------------------------------------------------------------
Investment Abbreviations:

AMBAC  -- Insured by American Municipal Bond Assurance Corp.
CGIC   -- Insured by Capital Guaranty Insurance Corp.
FGIC   -- Insured by Financial Guaranty Insurance Co.
FNMA   -- Federal National Mortgage Assn.
GNMA   -- Government National Mortgage Assn.
GO     -- General Obligation
MBIA   -- Insured by Municipal Bond Investors Assurance Corp.
NR     -- Not Rated
-----------------------------------------------------------------------------
/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.
/(b)/ The cost stated also represents aggregate cost for income tax purposes.


  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 April 30, 1997
                                   (Unaudited)

                                                                                           Short-Term
                                                                                           Government                Bond
                                                                                              Fund                   Fund
                                                                                         ---------------        ----------------
ASSETS:
   Investments in securities, at value
      (cost $39,364,204, $164,330,561, $70,318,352, $12,887,904, $206,211,999,
      $69,813,388, $57,914,221, $19,471,913, and $18,350,923, respectively) ..........   $  39,290,699          $   166,693,178
   Cash ..............................................................................             926                      221
   Receivables:
     Investment securities sold ......................................................              --                       --
     Interest ........................................................................         518,023                1,974,180
     Dividends .......................................................................              --                       --
     Fund shares sold ................................................................         152,489                  324,548
   Deferred organization expenses, net ...............................................          26,023                   27,614
   Other .............................................................................          11,068                    2,917
                                                                                         --------------         ----------------
       Total assets ..................................................................      39,999,228              169,022,658
                                                                                         --------------         ----------------
LIABILITIES:
   Payables:
     Investment securities purchased .................................................         468,685                       --
     Fund shares redeemed ............................................................         296,677                  517,996
     Dividends and distributions .....................................................          73,340                  172,088
     Advisory fees ...................................................................           9,581                   68,078
     Administration fees .............................................................           4,791                   20,424
     Distribution Fees ...............................................................               7                       76
   Accrued expenses and other liabilities ............................................          13,155                   52,375
                                                                                         --------------         ----------------
       Total liabilities .............................................................         866,236                  831,037
                                                                                         --------------         ----------------
NET ASSETS:
   Paid-in capital ...................................................................      39,321,444              165,777,093
   Accumulated undistributed net investment income (loss) ............................          16,269                   76,707
   Accumulated net realized gain (loss) on investment transactions ...................        (131,216)                 (24,796)
   Accumulated net realized loss on foreign currency related transactions ............              --                       --
   Net unrealized gain (loss) on investments .........................................         (73,505)               2,362,617
   Net unrealized loss on translation of assets and liabilities denominated in
      foreign currencies .............................................................              --                       --
                                                                                         --------------         ----------------
       Net assets ....................................................................     $39,132,992          $   168,191,621
                                                                                         ==============         ================
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized):
     Institutional Shares ............................................................       2,150,847                8,949,730
                                                                                         ==============         ================
     Service Shares ..................................................................           1,923                   10,798
                                                                                         ==============         ================
   Institutional Shares: Net asset value per share (net assets/shares outstanding)....          $18.18                   $18.77
                                                                                         ==============         ================
     Maximum public offering price per share /(a)/....................................          $18.55                   $19.45
                                                                                         ==============         ================
   Service Shares: Net asset value per share (net assets/shares outstanding)..........          $18.18                   $18.77
                                                                                         ==============         ================
     Maximum public offering price per share /(a)/....................................          $18.55                   $19.45
                                                                                         ==============         ================

-------------
/(a)/For the Short-Term Government Fund, the maximum public offering price per share is calculated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).
/(b)/For the National Tax-Free Bond and Missouri Tax-Free Bond Funds, shares outstanding are designated as neither Institutional Shares nor Service Shares.


The accompanying notes are an integral part of these financial statements.

                                                                                                           Growth and
                                                                                         Balanced            Income
                                                                                           Fund               Fund
                                                                                       --------------    ---------------
ASSETS:
   Investments in securities, at value
      (cost $39,364,204, $164,330,561, $70,318,352, $12,887,904, $206,211,999,
      $69,813,388, $57,914,221, $19,471,913, and $18,350,923, respectively) .........  $  81,375,322     $   12,896,575
   Cash .............................................................................            263                956
   Receivables:
     Investment securities sold .....................................................        262,497                 --
     Interest .......................................................................        374,924                176
     Dividends ......................................................................         17,168             16,774
     Fund shares sold ...............................................................        195,690            197,663
   Deferred organization expenses, net ..............................................         26,599             19,353
   Other ............................................................................         28,799             31,102
                                                                                       --------------    ---------------
       Total assets .................................................................     82,281,262         13,162,599
                                                                                       --------------    ---------------
LIABILITIES:
   Payables:
     Investment securities purchased ................................................        363,543            697,561
     Fund shares redeemed ...........................................................        257,273                 --
     Dividends and distributions ....................................................             --                 --
     Advisory fees ..................................................................         48,843              6,642
     Administration fees ............................................................          9,769              1,328
     Distribution Fees ..............................................................            174                 79
   Accrued expenses and other liabilities ...........................................         40,606             49,444
                                                                                       --------------    ---------------
       Total liabilities ............................................................        720,208            755,054
                                                                                       --------------    ---------------
NET ASSETS:
   Paid-in capital ..................................................................     69,240,717         12,376,605
   Accumulated undistributed net investment income (loss) ...........................        188,057             27,668
   Accumulated net realized gain (loss) on investment transactions ..................      1,075,310             (5,399)
   Accumulated net realized loss on foreign currency related transactions ...........             --                 --
   Net unrealized gain (loss) on investments ........................................     11,056,970              8,671
   Net unrealized loss on translation of assets and liabilities denominated in
      foreign currencies ............................................................             --                 --
                                                                                       --------------    ---------------
       Net assets ...................................................................  $  81,561,054     $   12,407,545
                                                                                       ==============    ===============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized):
     Institutional Shares ...........................................................      3,422,064            672,190
                                                                                       ==============    ===============
     Service Shares .................................................................         22,009             20,640
                                                                                       ==============    ===============
   Institutional Shares: Net asset value per share (net assets/shares outstanding)...         $23.68             $17.91
                                                                                       ==============    ===============
     Maximum public offering price per share /(a)/...................................         $24.54             $18.56
                                                                                       ==============    ===============
   Service Shares: Net asset value per share (net assets/shares outstanding).........         $23.68             $17.90
                                                                                       ==============    ===============
     Maximum public offering price per share /(a)/...................................         $24.54             $18.55
                                                                                       ==============    ===============

                                                                                                                     International
                                                                                        Growth          MidCap          Equity
                                                                                         Fund            Fund            Fund
                                                                                     --------------- -------------- ---------------
ASSETS:
   Investments in securities, at value
      (cost $39,364,204, $164,330,561, $70,318,352, $12,887,904, $206,211,999,
      $69,813,388, $57,914,221, $19,471,913, and $18,350,923, respectively) .......  $ 271,708,663   $  79,100,016   $  63,274,526
   Cash ...........................................................................            935             122         177,774
   Receivables:
     Investment securities sold ...................................................        928,155         290,059         187,299
     Interest .....................................................................          5,218             462             601
     Dividends ....................................................................        113,023          10,389         334,772
     Fund shares sold .............................................................        848,742         175,420          94,727
   Deferred organization expenses, net ............................................         28,205          25,870          25,694
   Other ..........................................................................          5,176           1,486           1,138
                                                                                     --------------- --------------  --------------
       Total assets ...............................................................    273,638,117      79,603,824      64,096,531
                                                                                     --------------- --------------  --------------
LIABILITIES:
   Payables:
     Investment securities purchased ..............................................      4,946,375       2,244,946         134,695
     Fund shares redeemed .........................................................        188,326         109,798          53,167
     Dividends and distributions ..................................................             --              --              --
     Advisory fees ................................................................        156,947          46,860          70,097
     Administration fees ..........................................................         31,389           9,372           7,648
     Distribution Fees ............................................................            954              40              20
   Accrued expenses and other liabilities .........................................         59,492          32,637          83,194
                                                                                     --------------- --------------  --------------
       Total liabilities ..........................................................      5,383,483       2,443,653         348,821
                                                                                     --------------- --------------  --------------
NET ASSETS:
   Paid-in capital ................................................................    192,857,677      69,542,948      57,254,787
   Accumulated undistributed net investment income (loss) .........................         64,871        (221,409)         66,141
   Accumulated net realized gain (loss) on investment transactions ................      9,835,422      (1,447,996)      1,336,983
   Accumulated net realized loss on foreign currency related transactions .........             --              --        (261,786)
   Net unrealized gain (loss) on investments ......................................     65,496,664       9,286,628      10,196,894
   Net unrealized loss on translation of assets and liabilities denominated in
      foreign currencies ..........................................................             --              --      (4,845,309)
                                                                                     --------------- --------------  --------------
       Net assets .................................................................  $ 268,254,634   $  77,160,171   $  63,747,710
                                                                                     =============== ==============  ==============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized):
     Institutional Shares .........................................................      8,820,029       2,954,868       2,926,766
                                                                                     =============== ==============  ==============
     Service Shares ...............................................................         73,771           3,583           3,123
                                                                                     =============== ==============  ==============
   Institutional Shares: Net asset value per share (net assets/shares outstanding).         $30.16          $26.08          $21.76
                                                                                     =============== ==============  ==============
     Maximum public offering price per share /(a)/.................................         $31.25          $27.03          $22.55
                                                                                     =============== ==============  ==============
   Service Shares: Net asset value per share (net assets/shares outstanding).......         $30.15          $26.07          $21.75
                                                                                     =============== ==============  ==============
     Maximum public offering price per share /(a)/.................................         $31.24          $27.02          $22.54
                                                                                     =============== ==============  ==============

                                                                                                National         Missouri
                                                                                                Tax-Free         Tax-Free
                                                                                              Bond Fund/(b)/     Bond Fund/(b)/
                                                                                             ---------------  -----------------
ASSETS:
   Investments in securities, at value
      (cost $39,364,204, $164,330,561, $70,318,352, $12,887,904, $206,211,999,
      $69,813,388, $57,914,221, $19,471,913, and $18,350,923, respectively) ...........      $  19,564,478    $  18,306,327
   Cash ...............................................................................             24,026              764
   Receivables:
     Investment securities sold .......................................................                 --          200,000
     Interest .........................................................................            300,144          245,656
     Dividends ........................................................................                 --               --
     Fund shares sold .................................................................            130,000          120,000
   Deferred organization expenses, net ................................................             30,048           29,981
   Other ..............................................................................              6,804            9,891
                                                                                             --------------   --------------
       Total assets ...................................................................         20,055,500       18,912,619
                                                                                             --------------   --------------
LIABILITIES:
   Payables:
     Investment securities purchased ..................................................                 --          249,600
     Fund shares redeemed .............................................................              5,000            5,000
     Dividends and distributions ......................................................             50,783           51,792
     Advisory fees ....................................................................              7,986            4,523
     Administration fees ..............................................................              2,396            2,260
     Distribution Fees ................................................................                 --               --
   Accrued expenses and other liabilities .............................................             16,331           11,757
                                                                                             --------------   --------------
       Total liabilities ..............................................................             82,496          324,932
                                                                                             --------------   --------------
NET ASSETS:
   Paid-in capital ....................................................................         19,871,277       18,603,024
   Accumulated undistributed net investment income (loss) .............................              9,525           10,626
   Accumulated net realized gain (loss) on investment transactions ....................               (363)          18,633
   Accumulated net realized loss on foreign currency related transactions .............                 --               --
   Net unrealized gain (loss) on investments ..........................................             92,565          (44,596)
   Net unrealized loss on translation of assets and liabilities denominated in
      foreign currencies ..............................................................                 --               --
                                                                                             --------------   --------------
       Net assets .....................................................................      $  19,973,004    $  18,587,687
                                                                                             ==============   ==============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized):
     Institutional Shares .............................................................          1,086,149        1,023,419
                                                                                             ==============   ==============
     Service Shares ...................................................................


   Institutional Shares: Net asset value per share (net assets/shares outstanding).....             $18.39           $18.16
                                                                                             ==============   ==============
     Maximum public offering price per share /(a)/.....................................             $19.06           $18.82
                                                                                             ==============   ==============
   Service Shares: Net asset value per share (net assets/shares outstanding)...........

     Maximum public offering price per share /(a)/.....................................


                               THE COMMERCE FUNDS

                            STATEMENTS OF OPERATIONS

                     For the Six Months Ended April 30, 1997
                                   (Unaudited)

                                                                                                Short-Term
                                                                                                Government          Bond
                                                                                                   Fund             Fund
                                                                                               --------------    ------------
INVESTMENT INCOME:

     Interest ..............................................................................    $ 1,245,951      $ 5,697,117
     Dividends/(b)/.........................................................................             --               --
                                                                                                ------------     ------------
       Total investment income .............................................................      1,245,951        5,697,117
                                                                                                ------------     ------------
EXPENSES:
     Advisory fees .........................................................................         91,642          395,051
     Administration fees ...................................................................         27,491          118,515
     Transfer agent fees ...................................................................         19,780           27,013
     Custodian fees ........................................................................         25,983           28,404
     Professional fees .....................................................................          7,886           28,464
     Trustee fees ..........................................................................            763            2,951
     Registration fees .....................................................................         15,688           21,325
     Amortization of deferred organization expenses ........................................          4,944            5,245
     Other .................................................................................         12,000           61,710
                                                                                                ------------     ------------
       Total expenses ......................................................................        206,177          688,678
     Less -- Investment advisory fees waived and expense reimbursements ....................        (81,553)              --
                                                                                                ------------     ------------
       Net expenses ........................................................................        124,624          688,678
       Distribution fees ...................................................................              7               76
                                                                                                ------------     ------------
          Total expenses and distribution fees .............................................        124,631          688,754
                                                                                                ------------     ------------
       Net investment income (loss).........................................................      1,121,320        5,008,363
                                                                                                ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ...................................       (122,632)         (24,727)
     Net realized loss on foreign currency related transactions ............................             --               --
     Net change in unrealized gain (loss) on investments ...................................       (386,991)      (2,351,246)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies .................................................................             --               --
                                                                                                ------------     ------------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions ..................................................................       (509,623)      (2,375,973)
                                                                                                ============     ============
          Net increase (decrease) in net assets resulting from operations ..................    $   611,697      $ 2,632,390
                                                                                                ============     ============

--------------------
/(a)/The Growth and Income Fund commenced operations on March 3, 1997. /(b)/For the Growth and Income Fund and the International Equity Fund, amount is net of $229 and $66,924 in foreign withholding taxes, respectively.



  The accompanying notes are an integral part of these financial statements.

                                                                                                                    Growth and
                                                                                                    Balanced          Income
                                                                                                      Fund           Fund/(a)/
                                                                                                  -------------    -------------
INVESTMENT INCOME:
     Interest ..............................................................................       $  1,147,247     $     36,184
     Dividends/(b)/.........................................................................            245,589           10,408
                                                                                                   -------------    -------------
       Total investment income .............................................................          1,392,836           46,592
                                                                                                   -------------    -------------
EXPENSES:
     Advisory fees .........................................................................            375,270           11,779
     Administration fees ...................................................................             56,292            2,356
     Transfer agent fees ...................................................................             19,675            8,069
     Custodian fees ........................................................................             32,882            9,882
     Professional fees .....................................................................             16,587            3,646
     Trustee fees ..........................................................................              1,711              319
     Registration fees .....................................................................             17,926           10,690
     Amortization of deferred organization expenses ........................................              5,052              646
     Other .................................................................................             43,966            2,131
                                                                                                   -------------    -------------
       Total expenses ......................................................................            569,361           49,518
     Less -- Investment advisory fees waived and expense reimbursements ....................           (145,296)         (30,673)
                                                                                                   -------------    -------------
       Net expenses ........................................................................            424,065           18,845
       Distribution fees ...................................................................                174               79
                                                                                                   -------------    -------------
          Total expenses and distribution fees .............................................            424,239           18,924
                                                                                                   -------------    -------------
       Net investment income (loss).........................................................            968,597           27,668
                                                                                                   -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ...................................          1,165,750           (5,399)
     Net realized loss on foreign currency related transactions ............................                 --               --
     Net change in unrealized gain (loss) on investments ...................................          1,581,144            8,671
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies .................................................................                 --               --
                                                                                                   -------------    -------------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions ..................................................................          2,746,894            3,272
                                                                                                   -------------    -------------
          Net increase (decrease) in net assets resulting from operations ..................       $  3,715,491     $     30,940
                                                                                                   =============    =============
                                                                                                    Growth           MidCap
                                                                                                     Fund             Fund
                                                                                                 --------------   -------------
INVESTMENT INCOME:
     Interest ..............................................................................      $     500,777    $     40,154
     Dividends/(b)/.........................................................................          1,489,528         221,218
                                                                                                  --------------   -------------
       Total investment income .............................................................          1,990,305         261,372
                                                                                                  --------------   -------------
EXPENSES:
     Advisory fees .........................................................................            903,827         290,667
     Administration fees ...................................................................            180,765          58,134
     Transfer agent fees ...................................................................             38,225          29,517
     Custodian fees ........................................................................             31,476          28,080
     Professional fees .....................................................................             41,881          17,183
     Trustee fees ..........................................................................              4,426           1,760
     Registration fees .....................................................................             30,394          15,658
     Amortization of deferred organization expenses ........................................              5,356           4,912
     Other .................................................................................             83,751          36,830
                                                                                                  --------------   -------------
       Total expenses ......................................................................          1,320,101         482,741
     Less -- Investment advisory fees waived and expense reimbursements ....................                 --              --
                                                                                                  --------------   -------------
       Net expenses ........................................................................          1,320,101         482,741
       Distribution fees ...................................................................                954              40
                                                                                                  --------------   -------------
          Total expenses and distribution fees .............................................          1,321,055         482,781
                                                                                                  --------------   -------------
       Net investment income (loss).........................................................            669,250        (221,409)
                                                                                                  --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ...................................          9,835,665      (1,249,377)
     Net realized loss on foreign currency related transactions ............................                 --              --
     Net change in unrealized gain (loss) on investments ...................................         14,983,478      (3,574,861)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies .................................................................                 --              --
                                                                                                  --------------   -------------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions ..................................................................         24,819,143      (4,824,238)
                                                                                                  --------------   -------------
          Net increase (decrease) in net assets resulting from operations ..................      $  25,488,393    $ (5,045,647)
                                                                                                  ==============   =============
                                                                                                International     National
                                                                                                   Equity         Tax-Free
                                                                                                    Fund         Bond Fund
                                                                                                -------------   ------------
INVESTMENT INCOME:
     Interest ..............................................................................     $     67,913    $  445,703
     Dividends/(b)/.........................................................................          518,769            --
                                                                                                 -------------   -----------
       Total investment income .............................................................          586,682       445,703
                                                                                                 -------------   -----------
EXPENSES:
     Advisory fees .........................................................................          433,698        46,160
     Administration fees ...................................................................           43,385        13,848
     Transfer agent fees ...................................................................           25,660        15,228
     Custodian fees ........................................................................          121,731        19,734
     Professional fees .....................................................................           10,932         3,044
     Trustee fees ..........................................................................            1,141           425
     Registration fees .....................................................................           15,359         1,875
     Amortization of deferred organization expenses ........................................            4,880         5,300
     Other .................................................................................           16,330         4,031
                                                                                                 -------------   -----------
       Total expenses ......................................................................          673,116       109,645
     Less -- Investment advisory fees waived and expense reimbursements ....................         (175,639)      (31,173)
                                                                                                 -------------   -----------
       Net expenses ........................................................................          497,477        78,472
       Distribution fees ...................................................................               20            --
                                                                                                 -------------   -----------
          Total expenses and distribution fees .............................................          497,497        78,472
                                                                                                 -------------   -----------
       Net investment income (loss).........................................................           89,185       367,231
                                                                                                 -------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ...................................        1,367,085         5,614
     Net realized loss on foreign currency related transactions ............................         (224,293)           --
     Net change in unrealized gain (loss) on investments ...................................        5,228,799       (83,100)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies .................................................................       (3,491,860)           --
                                                                                                 -------------   -----------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions ..................................................................        2,879,731       (77,486)
                                                                                                 -------------   -----------
          Net increase (decrease) in net assets resulting from operations ..................     $  2,968,916    $  289,745
                                                                                                 =============   ===========
                                                                                                   Missouri
                                                                                                   Tax-Free
                                                                                                   Bond Fund
                                                                                                 -------------
INVESTMENT INCOME:
     Interest ..............................................................................      $  430,660
     Dividends/(b)/.........................................................................              --
                                                                                                  -----------
       Total investment income .............................................................         430,660
                                                                                                  -----------
EXPENSES:
     Advisory fees .........................................................................          44,187
     Administration fees ...................................................................          13,256
     Transfer agent fees ...................................................................          15,008
     Custodian fees ........................................................................          21,933
     Professional fees .....................................................................           3,276
     Trustee fees ..........................................................................             427
     Registration fees .....................................................................           1,640
     Amortization of deferred organization expenses ........................................           5,289
     Other .................................................................................           3,995
                                                                                                  -----------
       Total expenses ......................................................................         109,011
     Less -- Investment advisory fees waived and expense reimbursements ....................         (51,568)
                                                                                                  -----------
       Net expenses ........................................................................          57,443
       Distribution fees ...................................................................              --
                                                                                                  -----------
          Total expenses and distribution fees .............................................          57,443
                                                                                                  -----------
       Net investment income (loss).........................................................         373,217
                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ...................................          18,627
     Net realized loss on foreign currency related transactions ............................              --
     Net change in unrealized gain (loss) on investments ...................................        (113,456)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies .................................................................              --
                                                                                                  -----------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions ..................................................................         (94,829)
                                                                                                  -----------
          Net increase (decrease) in net assets resulting from operations ..................      $  278,388
                                                                                                  ===========

                              THE COMMERCE FUNDS

                     STATEMENTS OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                                  (Unaudited)

                                                                                                 Short-Term
                                                                                                 Government             Bond
                                                                                                    Fund                Fund
                                                                                                 -----------         ------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................................      $ 1,121,320          $ 5,008,363
     Net realized gain (loss) on investment transactions ..................................         (122,632)             (24,727)
     Net realized loss from foreign currency related transactions .........................               --                   --
     Net change in unrealized gain (loss) on investments ..................................         (386,991)          (2,351,246)
     Net change in unrealized loss on translation of assets and liabilities denominated in
       foreign currencies .................................................................               --                   --
                                                                                                 -----------         ------------
       Net increase (decrease) in net assets resulting from operations ....................          611,697            2,632,390
                                                                                                 -----------         ------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
       Institutional Shares ...............................................................       (1,121,182)          (5,006,590)
       Service Shares .....................................................................             (138)              (1,773)
     From net realized gain on investment transactions
       Institutional Shares ...............................................................               --             (184,700)
                                                                                                 -----------         ------------
          Total distributions to shareholders .............................................       (1,121,320)          (5,193,063)
                                                                                                 -----------         ------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares
       Institutional Shares ...............................................................       15,071,926           36,118,854
       Service Shares .....................................................................           34,724              201,718
     Reinvestment of dividends and distributions
       Institutional Shares ...............................................................          684,572            4,106,064
       Service Shares .....................................................................              138                1,103
     Cost of shares redeemed
       Institutional Shares ...............................................................       (9,987,256)         (20,880,161)
       Service Shares .....................................................................               --                   --
                                                                                                 -----------         ------------
          Net increase in net assets resulting from share transactions ....................        5,804,104           19,547,578
                                                                                                 -----------         ------------
          Total increase ..................................................................        5,294,481           16,986,905
NET ASSETS:
     Beginning of period ..................................................................       33,838,511          151,204,716
                                                                                                 -----------         ------------
     End of period ........................................................................      $39,132,992         $168,191,621
                                                                                                 ===========         ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................      $    16,269         $     76,707
                                                                                                 ===========         ============
SUMMARY OF SHARE TRANSACTIONS:
   Institutional Shares
     Sold .................................................................................          823,703            1,906,380
     Issued on reinvestment of dividends and distributions ................................           37,422              217,003
     Redeemed .............................................................................         (546,009)          (1,103,351)
                                                                                                 -----------          -----------
       Increase in shares outstanding .....................................................          315,116            1,020,032
                                                                                                 ===========          ===========
   Service Shares
     Sold .................................................................................            1,915               10,739
     Issued on reinvestment of dividends and distributions ................................                8                   59
     Redeemed .............................................................................               --                   --
                                                                                                 -----------          -----------
       Increase in shares outstanding .....................................................            1,923               10,798
                                                                                                 ===========          ===========

-------------
/(a)/The Growth and Income Fund commenced operations on March 3, 1997.

  The accompanying notes are an integral part of these financial statements.

                                                                                                                       Growth and
                                                                                                    Balanced             Income
                                                                                                      Fund              Fund /(a)/
                                                                                                   -----------         -----------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) ........................................................         $   968,597         $    27,668
     Net realized gain (loss) on investment transactions .................................           1,165,750              (5,399)
     Net realized loss from foreign currency related transactions ........................                  --                  --
     Net change in unrealized gain (loss) on investments .................................           1,581,144               8,671
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ...............................................................                 --                  --
                                                                                                   -----------         -----------
       Net increase (decrease) in net assets resulting from operations ....................          3,715,491              30,940
                                                                                                   -----------         -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
       Institutional Shares ...............................................................           (921,215)                 --
       Service Shares .....................................................................             (1,773)                 --
     From net realized gain on investment transactions
       Institutional Shares ...............................................................         (3,708,474)                 --
                                                                                                   -----------         -----------
          Total distributions to shareholders .............................................         (4,631,462)                 --
                                                                                                   -----------         -----------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares
       Institutional Shares ...............................................................         20,447,067          12,088,351
       Service Shares .....................................................................            519,507             366,523
     Reinvestment of dividends and distributions
       Institutional Shares ...............................................................          4,562,408                  --
       Service Shares .....................................................................              1,816                  --
     Cost of shares redeemed
       Institutional Shares ...............................................................        (12,934,021)            (78,269)
       Service Shares .....................................................................                 --                  --
                                                                                                   ------------        -----------
          Net increase in net assets resulting from share transactions ....................         12,596,777          12,376,605
                                                                                                   -----------         -----------
          Total increase ..................................................................         11,680,806          12,407,545
NET ASSETS:
     Beginning of period ..................................................................         69,880,248                  --
                                                                                                   -----------         -----------
     End of period ........................................................................        $81,561,054         $12,407,545
                                                                                                   ===========         ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................        $   188,057         $    27,668
                                                                                                   ===========         ===========
SUMMARY OF SHARE TRANSACTIONS:
   Institutional Shares
     Sold .................................................................................            863,455             676,660
     Issued on reinvestment of dividends and distributions ................................            194,600                 --
     Redeemed .............................................................................           (547,418)             (4,470)
                                                                                                   -----------         -----------
       Increase in shares outstanding .....................................................            510,637             672,190
                                                                                                   ===========         ===========
   Service Shares
     Sold .................................................................................             21,931              20,640
     Issued on reinvestment of dividends and distributions ................................                 78                  --
     Redeemed .............................................................................                 --                  --
                                                                                                   -----------         -----------
       Increase in shares outstanding .....................................................             22,009              20,640
                                                                                                   ===========         ===========

                                                                                                   Growth              MidCap
                                                                                                    Fund                Fund
                                                                                               ---------------    ----------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................................    $    669,250        $   (221,409)
     Net realized gain (loss) on investment transactions ..................................       9,835,665          (1,249,377)
     Net realized loss from foreign currency related transactions .........................              --                  --
     Net change in unrealized gain (loss) on investments ..................................      14,983,478          (3,574,861)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................              --                  --
                                                                                               ------------        ------------
       Net increase (decrease) in net assets resulting from operations ....................      25,488,393          (5,045,647)
                                                                                               ------------        ------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
       Institutional Shares ...............................................................        (619,199)                 --
       Service Shares .....................................................................          (1,524)                 --
     From net realized gain on investment transactions
       Institutional Shares ...............................................................     (14,172,190)           (781,830)
                                                                                               ------------        ------------
          Total distributions to shareholders .............................................     (14,792,913)           (781,830)
                                                                                               ------------        ------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares
       Institutional Shares ...............................................................      65,388,431          18,498,948
       Service Shares .....................................................................       2,199,304             100,316
     Reinvestment of dividends and distributions
       Institutional Shares ...............................................................      13,311,135             678,633
       Service Shares .....................................................................           1,514                  --
     Cost of shares redeemed
       Institutional Shares ...............................................................    (32,249,005)         (10,931,689)
       Service Shares .....................................................................            (10)                  --
                                                                                               ------------        ------------
          Net increase in net assets resulting from share transactions ....................      48,651,369           8,346,208
                                                                                               ------------        ------------
          Total increase ..................................................................      59,346,849           2,518,731
NET ASSETS:
     Beginning of period ..................................................................     208,907,785          74,641,440
                                                                                               ------------        ------------
     End of period ........................................................................    $268,254,634        $ 77,160,171
                                                                                               ============        ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................    $     64,871        $   (221,409)
                                                                                               ============        ============
SUMMARY OF SHARE TRANSACTIONS:
   Institutional Shares
     Sold .................................................................................       2,220,179             660,467
     Issued on reinvestment of dividends and distributions ................................         468,764              23,870
     Redeemed .............................................................................      (1,086,112)           (389,568)
                                                                                               ------------        ------------
       Increase in shares outstanding .....................................................       1,602,831             294,769
                                                                                               ============        ============
   Service Shares
     Sold .................................................................................          73,720               3,583
     Issued on reinvestment of dividends and distributions ................................              51                  --
     Redeemed .............................................................................              --                  --
                                                                                               ------------        ------------
       Increase in shares outstanding .....................................................          73,771               3,583
                                                                                               ============        ============


                                                                                                International         National
                                                                                                    Equity            Tax-Free
                                                                                                     Fund             Bond Fund
                                                                                               ---------------     --------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................................     $    89,185         $   367,231
     Net realized gain (loss) on investment transactions ..................................       1,367,085               5,614
     Net realized loss from foreign currency related transactions .........................        (224,293)                 --
     Net change in unrealized gain (loss) on investments ..................................       5,228,799             (83,100)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................      (3,491,860)                 --
                                                                                                -----------         -----------
       Net increase (decrease) in net assets resulting from operations ....................       2,968,916             289,745
                                                                                                -----------         -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
       Institutional Shares ...............................................................        (268,546)           (367,231)
       Service Shares .....................................................................              --                  --
     From net realized gain on investment transactions
       Institutional Shares ...............................................................        (598,118)                 --
                                                                                                -----------         -----------
          Total distributions to shareholders .............................................        (866,664)           (367,231)
                                                                                                -----------         -----------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares
       Institutional Shares ...............................................................      15,098,968           4,204,062
       Service Shares .....................................................................          67,611                  --
     Reinvestment of dividends and distributions
       Institutional Shares ...............................................................         679,367              56,832
       Service Shares .....................................................................              --                  --
     Cost of shares redeemed
       Institutional Shares ...............................................................      (5,789,514)         (1,823,689)
       Service Shares .....................................................................              --                  --
                                                                                                -----------         -----------
          Net increase in net assets resulting from share transactions ....................      10,056,432           2,437,205
                                                                                                -----------         -----------
          Total increase ..................................................................      12,158,684           2,359,719
NET ASSETS:
     Beginning of period ..................................................................      51,589,026          17,613,285
                                                                                                -----------         -----------
     End of period ........................................................................     $63,747,710         $19,973,004
                                                                                                ===========         ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $    66,141         $     9,525
                                                                                                ===========         ===========
SUMMARY OF SHARE TRANSACTIONS:
   Institutional Shares
     Sold .................................................................................        701,413              227,284
     Issued on reinvestment of dividends and distributions ................................         31,993                3,071
     Redeemed .............................................................................       (268,013)             (98,407)
                                                                                                ----------          -----------
       Increase in shares outstanding .....................................................        465,393              131,948
                                                                                                ==========          ===========
   Service Shares
     Sold .................................................................................          3,123
     Issued on reinvestment of dividends and distributions ................................             --
     Redeemed .............................................................................             --
                                                                                                ----------
       Increase in shares outstanding .....................................................          3,123
                                                                                                ==========


                                                                                                 Missouri
                                                                                                 Tax-Free
                                                                                                   Bond
                                                                                                   Fund
                                                                                              --------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................................     $   373,217
     Net realized gain (loss) on investment transactions ..................................          18,627
     Net realized loss from foreign currency related transactions .........................              --
     Net change in unrealized gain (loss) on investments ..................................        (113,456)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................              --
                                                                                                -----------
       Net increase (decrease) in net assets resulting from operations ....................         278,388
                                                                                                -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
       Institutional Shares ...............................................................        (373,217)
       Service Shares .....................................................................              --
     From net realized gain on investment transactions
       Institutional Shares ...............................................................         (14,681)
                                                                                                -----------
          Total distributions to shareholders .............................................        (387,898)
                                                                                                -----------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares
       Institutional Shares ...............................................................       3,597,640
       Service Shares .....................................................................              --
     Reinvestment of dividends and distributions
       Institutional Shares ...............................................................          64,758
       Service Shares .....................................................................              --
     Cost of shares redeemed
       Institutional Shares ...............................................................      (1,999,615)
       Service Shares .....................................................................              --
                                                                                                -----------
          Net increase in net assets resulting from share transactions ....................       1,662,783
                                                                                                -----------
          Total increase ..................................................................       1,553,273
NET ASSETS:
     Beginning of period ..................................................................     $17,034,414
                                                                                                -----------
     End of period ........................................................................     $18,587,687
                                                                                                ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $    10,626
                                                                                                ===========
SUMMARY OF SHARE TRANSACTIONS:
   Institutional Shares
     Sold .................................................................................         196,918
     Issued on reinvestment of dividends and distributions ................................           3,541
     Redeemed .............................................................................        (109,692)
                                                                                                -----------
       Increase in shares outstanding .....................................................          90,767
                                                                                                ===========
   Service Shares
     Sold .................................................................................
     Issued on reinvestment of dividends and distributions ................................
     Redeemed .............................................................................

       Increase in shares outstanding .....................................................


                              THE COMMERCE FUNDS

                     STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended October 31, 1996

                                                                                               Short-Term
                                                                                               Government            Bond
                                                                                                  Fund               Fund
                                                                                               -----------       ------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................      $ 1,614,004       $  7,329,409
     Net realized gain (loss) on investment transactions ................................           (2,446)           250,806
     Net realized loss from foreign currency related transactions .......................               --                 --
     Net change in unrealized gain (loss) on investments ................................         (219,238)        (1,214,248)
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................               --                 --
                                                                                               -----------       ------------
       Net increase in net assets resulting from operations .............................        1,392,320          6,365,967
                                                                                               -----------       ------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................       (1,614,004)        (7,329,409)
     From net realized gain on investment transactions ..................................         (246,010)        (1,391,915)
                                                                                               -----------       ------------
       Total distributions to shareholders ..............................................       (1,860,014)        (8,721,324)
                                                                                               -----------       ------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................       24,924,994         78,675,112
     Reinvestment of dividends and distributions ........................................        1,295,008          7,491,166
     Cost of shares redeemed ............................................................      (12,125,108)       (31,110,483)
                                                                                               -----------       ------------
       Net increase in net assets resulting from share transactions .....................       14,094,894         55,055,795
                                                                                               -----------       ------------
          Total increase ................................................................       13,627,200         52,700,438
NET ASSETS:
     Beginning of year ..................................................................       20,211,311         98,504,278
                                                                                               -----------       ------------
     End of year.........................................................................      $33,838,511       $151,204,716
                                                                                               ===========       ============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME  ...............................................................      $    16,269       $     76,707
                                                                                               ===========       ============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................        1,348,707          4,132,922
     Issued on reinvestment of dividends and distributions ..............................           70,101            391,702
     Redeemed ...........................................................................         (656,586)        (1,619,214)
                                                                                               -----------       ------------
       Increase in shares outstanding ...................................................          762,222          2,905,410
                                                                                               ===========       ============

--------------
The above information relates to Institutional Shares.

  The accompanying notes are an integral part of these financial statements.

                                                                                              Balanced         Growth
                                                                                                Fund            Fund
                                                                                            -----------    ------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................   $ 1,444,493    $  1,215,945
     Net realized gain (loss) on investment transactions ................................     3,633,059      14,171,671
     Net realized loss from foreign currency related transactions .......................            --              --
     Net change in unrealized gain (loss) on investments ................................     2,979,254      20,413,669
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................            --              --
                                                                                            -----------    ------------
       Net increase in net assets resulting from operations .............................     8,056,806      35,801,285
                                                                                            -----------    ------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................    (1,422,102)     (1,233,937)
     From net realized gain on investment transactions ..................................    (1,461,563)     (6,627,050)
                                                                                            -----------    ------------
       Total distributions to shareholders ..............................................    (2,883,665)     (7,860,987)
                                                                                            -----------    ------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................    29,373,815      93,709,847
     Reinvestment of dividends and distributions ........................................     2,865,066       7,452,682
     Cost of shares redeemed ............................................................   (15,860,466)    (61,930,178)
                                                                                            -----------    ------------
       Net increase in net assets resulting from share transactions .....................    16,378,415      39,232,351
                                                                                            -----------    ------------
          Total increase ................................................................    21,551,556      67,172,649
NET ASSETS:
     Beginning of year ..................................................................    48,328,692     141,735,136
                                                                                            -----------    ------------
     End of year.........................................................................   $69,880,248    $208,907,785
                                                                                            ============   ============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME  ...............................................................   $   142,448    $     16,344
                                                                                            ===========    ============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................     1,297,097       3,571,900
     Issued on reinvestment of dividends and distributions ..............................       126,879         296,637
     Redeemed ...........................................................................      (699,003)     (2,393,934)
                                                                                            -----------    ------------
       Increase in shares outstanding ...................................................       724,973       1,474,603
                                                                                            ===========    ============

                                                                                                                  International
                                                                                                    MidCap           Equity
                                                                                                     Fund             Fund
                                                                                                 -----------       -----------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................        $  (225,170)      $   282,561
     Net realized gain (loss) on investment transactions ................................            583,211           606,179
     Net realized loss from foreign currency related transactions .......................                 --           (60,783)
     Net change in unrealized gain (loss) on investments ................................          6,869,864         4,232,406
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................                 --        (1,006,981)
                                                                                                 -----------       -----------
       Net increase in net assets resulting from operations .............................          7,227,905         4,053,382
                                                                                                 -----------       -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................                 --          (107,021)
     From net realized gain on investment transactions ..................................         (1,205,033)          (85,792)
                                                                                                 -----------       -----------
       Total distributions to shareholders ..............................................         (1,205,033)         (192,813)
                                                                                                 -----------       -----------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................         41,229,162        33,783,562
     Reinvestment of dividends and distributions ........................................          1,073,165           156,566
     Cost of shares redeemed ............................................................        (15,348,445)       (7,225,443)
                                                                                                 -----------       -----------
       Net increase in net assets resulting from share transactions .....................         26,953,882        26,714,685
                                                                                                 -----------       -----------
          Total increase ................................................................         32,976,754        30,575,254
NET ASSETS:
     Beginning of year ..................................................................         41,664,686        21,013,772
                                                                                                 -----------       -----------
     End of year.........................................................................        $74,641,440       $51,589,026
                                                                                                 ===========       ===========
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME  ...............................................................                 --       $   245,502
                                                                                                 ===========       ===========
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................          1,537,748         1,685,034
     Issued on reinvestment of dividends and distributions ..............................             41,581             8,234
     Redeemed ...........................................................................           (566,313)         (359,077)
                                                                                                 -----------       -----------
       Increase in shares outstanding ...................................................          1,013,016         1,334,191
                                                                                                 ===========       ===========
                                                                                                   National          Missouri
                                                                                                   Tax-Free          Tax-Free
                                                                                                  Bond Fund         Bond Fund
                                                                                                 -----------       -----------

INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................       $   539,768       $   506,160
     Net realized gain (loss) on investment transactions ................................            (5,961)           20,856
     Net realized loss from foreign currency related transactions .......................                --                --
     Net change in unrealized gain (loss) on investments ................................           (25,939)          (54,709)
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................                --                --
                                                                                                -----------       -----------
       Net increase in net assets resulting from operations .............................           507,868           472,307
                                                                                                -----------       -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................          (539,768)         (506,160)
     From net realized gain on investment transactions ..................................            (5,570)               --
                                                                                                -----------       -----------
       Total distributions to shareholders ..............................................          (545,338)         (506,160)
                                                                                                -----------       -----------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................        10,518,564        10,435,951
     Reinvestment of dividends and distributions ........................................            54,574            71,819
     Cost of shares redeemed ............................................................        (3,643,702)       (2,328,641)
                                                                                                -----------       -----------
       Net increase in net assets resulting from share transactions .....................         6,929,436         8,179,129
                                                                                                -----------       -----------
          Total increase ................................................................         6,891,966         8,145,276
NET ASSETS:
     Beginning of year ..................................................................        10,721,319         8,889,138
                                                                                                -----------       -----------
     End of year.........................................................................       $17,613,285       $17,034,414
                                                                                                ===========       ===========
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME  ...............................................................       $     9,525       $    10,626
                                                                                                ============      ===========
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................           570,941           572,789
     Issued on reinvestment of dividends and distributions ..............................             2,968             3,935
     Redeemed ...........................................................................          (197,928)         (127,110)
                                                                                                -----------       -----------
       Increase in shares outstanding ...................................................           375,981           449,614
                                                                                                ===========       ===========

                              THE COMMERCE FUNDS
                          SHORT-TERM GOVERNMENT FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                       Income from                    Distributions to
                                                                  investment operations                 shareholders
                                                            ---------------------------------  ---------------------------------
                                                                                   Net
                                                                                 realized
                                                                                   and
                                                                                unrealized
                                                Net asset                          gain
                                                 value,           Net           (loss) on        From net         From net
                                                beginning      investment        invest-        investment     realized gain
                                                of period        income         ments/(b)/        income       on investments
                                             --------------  -------------  -----------------  ------------  -------------------

For the Six Months Ended April 30, 1997 (unaudited)
-----------------------------------------------------------------------
Institutional Shares                               $18.43           $0.56          $(0.25)         $(0.56)            --
Service Shares/(a)/                                 18.37            0.40           (0.19)          (0.40)            --

For the Year Ended October 31, 1996
---------------------------------------------------
Institutional Shares                                18.83            1.09           (0.18)          (1.09)            (0.22)

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
----------------------------------------------------------------------------------------------------------------------------
Institutional Shares                                18.00            1.06            0.83           (1.06)            --



                                                                                       Ratio
                                              Net                      Ratio          of net
                                             asset                     of net       investment                       Net
                                             value,                   expenses        income                      assets at
                                              end                    to average     to average      Portfolio        end
                                               of        Total          net             net         turnover      of period
                                             period    return/(c)/     assets         assets          rate       (in 000's)
                                            -------- ------------- -------------- ------------- -------------- ---------------
For the Six Months Ended April 30, 1997 (unaudited)
----------------------------------------------------------------------
Institutional Shares                          $18.18      1.68%          0.68%/(d)/    6.12%/(d)/      25%         $ 39,098
Service Shares/(a)/                            18.18      1.14           0.93/(d)/     4.93/(d)/       25                35

For the Year Ended October 31, 1996
--------------------------------------------
Institutional Shares                           18.43      5.02           0.68          5.90            12            33,839

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
----------------------------------------------------------------------------------------------------------------------------
Institutional Shares                           18.83     10.72           0.68/(d)/     6.38/(d)/      158            20,211



                                                   Ratios assuming
                                                    no waiver of
                                                 investment advisory
                                                   fees or expense
                                                   reimbursements
                                           --------------------------------
                                                               Ratio
                                                               of net
                                                Ratio        investment
                                                 of            income
                                              expenses           to
                                             to average       average
                                                 net            net
                                               assets          assets
                                           ---------------  ---------------

For the Six Months Ended April 30, 1997 (unaudited)
-----------------------------------------------------
Institutional Shares                             1.13%/(d)/       5.67%/(d)/
Service Shares/(a)/                              1.38/(d)/        4.48/(d)/

For the Year Ended October 31, 1996
--------------------------------------------
Institutional Shares                             1.11             5.47

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
---------------------------------------------------------------------------------------
Institutional Shares                             1.14/(d)/        5.92/(d)/


--------------------
/(a)/  Service share activity commenced on January 2, 1997.
/(b)/  Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/  Annualized.





  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                                    BOND FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                       Income from
                                                                                                  investment operations
                                                                                            ----------------------------------

                                                                                                                   Net
                                                                                                                realized
                                                                                                                   and
                                                                                                               unrealized
                                                                               Net asset                          gain
                                                                                 value,           Net           (loss) on
                                                                               beginning       investment        invest-
                                                                               of period         income         ments/(b)/
                                                                             ----------------- --------------- ---------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                                              $19.07            $0.60         $(0.28)
Service Shares/(a)/                                                                19.00             0.39          (0.23)

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                                               19.61             1.16          (0.28)

For the Period December 12, 1994
(commencement of operations) through October 31, 1995
-----------------------------------------------------
Institutional Shares                                                               18.00             1.12           1.61


                                                                                  Distributions to
                                                                                    shareholders
                                                                           ---------------------------------
                                                                                                               Net
                                                                                                              asset
                                                                                                              value,
                                                                            From net         From net          end
                                                                           investment      realized gain        of        Total
                                                                             income       on investments      period   return/(c)/
                                                                           -------------- ----------------- ---------- ------------

For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                                           $(0.60)          $(0.02)         $18.77       1.69%
Service Shares/(a)/                                                             (0.39)            --             18.77       0.86

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                                            (1.16)           (0.26)          19.07       4.71

For the Period December 12, 1994 (commencement of operations)
through October 31, 1995
-------------------------------------------------------------
Institutional Shares                                                            (1.12)           --              19.61      15.59


                                                                                                Ratio
                                                                                Ratio          of net
                                                                               of net        investment                     Net
                                                                              expenses         income                    assets at
                                                                             to average      to average   Portfolio         end
                                                                                 net             net       turnover      of period
                                                                               assets          assets        rate        (in 000's)
                                                                            -------------- ------------- ------------ -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                                            0.87%/(d)/     6.34%/(d)/     5%        $ 167,989
Service Shares/(a)/                                                             1.12/(d)/      5.82/(d)/      5               203

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                                            0.84           6.10          31           151,205

For the Period December 12, 1994
(commencement of operations) through October 31, 1995
-----------------------------------------------------
Institutional Shares                                                            0.88/(d)/      6.64/(d)/     58            98,504


--------------------
/(a)/  Service share activity commenced on January 2, 1997.
/(b)/  Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/  Annualized.



The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                 BALANCED FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Income from                     Distributions to
                                                 investment operations                  shareholders
                                             ----------------------------    --------------------------------
                                                                  Net
                                                                realized
                                                                  and                                          Net
                                                               unrealized                                     asset
                                     Net asset                    gain                                        value,
                                      value,         Net           on         From net         From net        end
                                     beginning   investment     invest-      investment      realized gain      of        Total
                                     of period     income      ments/(b)/      income       on investments    period   return/(c)/
                                   ------------ ------------ ------------    -----------   ---------------- ---------- ----------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                 $24.00         $0.29       $0.94           $(0.29)        $(1.26)         $23.68     5.25%
Service Shares/(a)/                   23.25          0.13        0.43            (0.13)          --             23.68     2.42

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                  22.10          0.54        2.56            (0.54)         (0.66)          24.00    14.45

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                  18.00          0.59        4.06            (0.55)          --             22.10    26.14

                                                                                                               Ratios assuming
                                                                                                                no waiver of
                                                                                                             investment advisory
                                                                                                               fees or expense
                                                                                                               reimbursements
                                                                                                           ------------------------
                                                    Ratio                                                                  Ratio
                                       Ratio       of net                                                      Ratio      of net
                                      of net     investment                                       Net           of       investment
                                     expenses      income                      Average         assets at     expenses      income
                                    to average   to average    Portfolio       commis-            end       to average   to average
                                        net          net       turnover         sion           of period        net         net
                                      assets       assets        rate           rate          (in 000's)      assets      assets
                                   ------------ ------------ ------------    -----------   ---------------- ----------  -----------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                  1.13%/(d)/   2.58%/(d)/     14%           $0.0580         $81,040      1.52%/(d)/   2.19%/(d)/
Service Shares/(a)/                   1.38/(d)/    2.49/(d)/      14             0.0580             521      1.77/(d)/    2.10/(d)/

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                  1.13         2.47           58             0.0764          69,880      1.45         2.15

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                  1.13/(d)/    3.28/(d)/      59              --             48,329      1.45/(d)/    2.96/(d)/

--------------------
/(a)/  Service share activity commenced on January 2, 1997.
/(b)/  Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/  Annualized.



  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                             GROWTH AND INCOME FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                Income from                    Distributions to
                                                           investment operations                 shareholders
                                                       ------------------------------   -------------------------------

                                                                            Net
                                                                          realized                                           Net
                                                                            and                                             asset
                                         Net asset                       unrealized                                        value,
                                          value,           Net            loss on         From net         From net          end
                                         beginning      investment        invest-        investment     realized gain        of
                                         of period        income         ments /(b)/       income       on investments     period
                                        -----------    ------------     ------------    ------------   ----------------   --------

For the Period March 3, 1997 /(a)/ through April 30, 1997 (unaudited)
---------------------------------------------------------------------
Institutional Shares                      $18.00           $0.04           $(0.13)           --                --           $17.91
Service Shares                             18.00            0.02            (0.12)           --                --            17.90


                                                                     Ratio
                                                      Ratio         of net
                                                      of net      investment                                 Net
                                                     expenses       income                                assets at
                                                    to average    to average    Portfolio     Average        end
                                         Total         net            net       turnover    commission    of period
                                      return /(c)/    assets        assets        rate         Rate       (in 000's)
                                     -------------------------------------------------------------------------------

For the Period March 3, 1997 /(a)/ through April 30, 1997 (unaudited)
---------------------------------------------------------------------
Institutional Shares                     (0.50)%      1.20%/(d)/   1.76%/(d)/       1%        $  0.0794     $12,039
Service Shares                           (0.56)       1.45/(d)/    1.46/(d)/        1            0.0794         369


                                             Ratios assuming
                                                no expense
                                              reimbursements
                                      --------------------------------

                                                          Ratio
                                           Ratio          of net
                                          of net        investment
                                         expenses        loss to
                                        to average       average
                                            net            net
                                          assets          assets
                                      --------------------------------

For the Period March 3, 1997 /(a)/ through April 30, 1997 (unaudited)
---------------------------------------------------------------------
Institutional Shares                     3.14%/(d)/      (0.18)%/(d)/
Service Shares                           3.39/(d)/       (0.48)/(d)/


--------------------
/(a)/  Commencement of operations.
/(b)/  Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/  Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                  GROWTH FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                           Income from                   Distributions to
                                                                      investment operations                shareholders
                                                                  ------------------------------  --------------------------------

                                                                                        Net
                                                                                      realized
                                                                                        and
                                                     Net asset                       unrealized
                                                      value,           Net            gain on       From net         From net
                                                     beginning      investment        invest-      investment     realized gain
                                                     of period        income         ments (b)       income       on investments
                                                    -------------  -------------   -------------  ------------   -----------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                  $28.95            $0.08          $3.13         $(0.08)          $(1.92)
Service Shares(a)                                      28.26             0.03           1.89          (0.03)           --

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                   24.68             0.19           5.40          (0.19)           (1.13)

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                                   18.00             0.15           6.68          (0.15)           --



                                                                                                 Ratio
                                                        Net                      Ratio          of net
                                                       asset                     of net       investment
                                                       value,                   expenses        income
                                                        end                    to average     to average      Portfolio
                                                         of        Total          net             net         turnover
                                                       period    return/(c)/     assets          assets         rate
                                                      --------- ------------- ------------- --------------- -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                    $30.16      11.51%         1.10%/(d)/     0.56%/(d)/      19%
Service Shares(a)                                        30.15       6.79          1.35/(d)/      0.33/(d)/       19

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                     28.95      23.43          1.08           0.72           36

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                                     24.68      38.06          1.11/(d)/      0.81/(d)/       33


                                                                                Net
                                                               Average       assets at
                                                               commis-          end
                                                                sion         of period
                                                                rate        (in 000's)
                                                             ------------  -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                            $0.0548      $266,031
Service Shares/(a)/                                              0.0548         2,224

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                             0.0654       208,908

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                                                --        141,735


--------------------
/(a)/  Service share activity commenced on January 2, 1997.
/(b)/  Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/  Annualized.



   The accompanying notes are an integral part of these financial statements

                               THE COMMERCE FUNDS
                                   MIDCAP FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         Income from               Distributions to
                                                                    investment operations            shareholders
                                                                 --------------------------- ----------------------------
                                                                                    Net
                                                                                  realized
                                                                                    and                                     Net
                                                                                 unrealized                                asset
                                                      Net asset                     gain                                   value,
                                                        value,        Net        (loss) on     From net      From net       end
                                                      beginning    investment     invest-     investment   realized gain     of
                                                      of period       loss       ments/(b)/     income    on investments   period
                                                     ----------- ------------- ------------- ------------ --------------- ---------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                    $28.06        $(0.06)      $(1.63)        --           $(0.29)       $26.08
Service Shares/(a)/                                      28.64         (0.04)       (2.53)        --             --           26.07

For the Year Ended October 31, 1996
-------------------------------------------
Institutional Shares                                     25.30         (0.07)        3.51         --            (0.68)        28.06

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                                     18.00         (0.04)        7.34         --             --           25.30


                                                                                  Ratio
                                                                     Ratio        of net
                                                                    of net      investment                             Net
                                                                   expenses        loss                  Average    assets at
                                                                  to average    to average  Portfolio    commis-       end
                                                       Total          net          net       turnover      sion     of period
                                                    return/(c)/     assets        assets       rate        rate    (in 000's)
                                                    ------------- ----------- ------------- ----------- --------- -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                   (6.10)%     1.25%/(d)/  (0.57)%/(d)/      36%     $0.0608      $77,067
Service Shares/(a)/                                    (8.97)      1.50/(d)/   (0.80)/(d)/       36       0.0608           93

For the Year Ended October 31, 1996
-------------------------------------------
Institutional Shares                                   13.78        1.22        (0.37)           71       0.0692       74,641

For the Period December 12, 1994 (commencement
of operations) through October 31, 1995
------------------------------------------------       40.56        1.32/(d)/   (0.29)/(d)/      59         --         41,665
Institutional Shares

------------------
/(a)/ Service share activity commenced on January 2, 1997.
/(b)/ Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
/(d)/ Annualized.

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                            INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Income from                   Distributions to
                                             investment operations                shareholders
                                     ------------------------------------ ---------------------------
                                                                  Net
                                                      Net     realized and
                                                    realized   unrealized
                                                      and     gain (loss)                               Net                Ratio
                                                   unrealized  on foreign                              asset               of net
                          Net asset                   gain      currency                               value,             expenses
                           value,        Net       (loss) on    related     From net      From net      end              to average
                          beginning   investment    invest-      trans-    investment   realized gain    of      Total      net
                          of period     income     ments/(b)/ actions/(b)/   income    on investments  period  return/(c)/ assets
                         ----------- ------------ ---------- ------------ ----------- --------------- -------- --------- -----------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares         $20.96       $0.03      $2.54      $(1.43)     $(0.10)        $(0.24)     $21.76     5.50%   1.72%/(d)/
Service Shares/(a)/           21.70        0.05      (0.01)       0.01         --             --        21.75     0.23    1.97/(d)/

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares          18.64        0.11       3.02       (0.67)      (0.07)         (0.07)      20.96    13.25    1.72

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares          18.00        0.12       0.95       (0.40)      (0.03)           --        18.64     3.73    1.81/(d)/


                                                                                                              Ratios assuming
                                                                                                                no waiver of
                                                                                                            investment advisory
                                                                                                              fees or expense
                                                                                                               reimbursements
                                                                                                          ------------------------
                                                                                                                         Ratio
                                                                 Ratio                                                   of net
                                                                 of net                           Net        Ratio     investment
                                                               investment            Average   assets at       of        income
                                                                 income   Portfolio  commis-      end       expenses   (loss) to
                                                               to average  turnover    sion    of period   to average   average
                                                               net assets    rate      rate   (in 000's)   net assets  net assets
                                                              ----------- --------- --------- ----------- ------------ -----------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
Institutional Shares                                             0.31%/(d)/   11%    $0.0009     $63,680     2.33%/(d)/ (0.30)%/(d)/
Service Shares/(a)/                                              2.09/(d)/    11      0.0009          68     2.58/(d)/   1.48/(d)/

For the Year Ended October 31, 1996
-----------------------------------
Institutional Shares                                             0.74         21      0.0147      51,589     2.64       (0.18)

For the Period December 12, 1994 (commencement of operations) through October 31, 1995
--------------------------------------------------------------------------------------
Institutional Shares                                             1.06/(d)/    25        --        21,014     3.50/(d)/  (0.63)/(d)/


-----------------
/(a)/ Commencement of operations.
/(b)/ Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(d)/ Annualized.

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                          NATIONAL TAX-FREE BOND FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            Income from              Distributions to
                                                       investment operations           shareholders
                                                    -------------------------  ---------------------------
                                                                      Net
                                                                    realized
                                                                      and                                     Net
                                                                   unrealized                                asset
                                        Net asset                     gain                                   value,
                                          value,         Net       (loss) on     From net      From net       end
                                        beginning    investment     invest-     investment   realized gain     of       Total
                                        of period      income      ments (b)      income    on investments   period   return /(c)/
                                       -----------  -----------   -----------  -----------  --------------  -------  -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
                                         $18.46         $0.37      $(0.07)       $(0.37)       $  --         $18.39      1.60%

For the Year Ended October 31, 1996
-----------------------------------
                                          18.54          0.73       (0.07)        (0.73)          (0.01)      18.46      3.60

For the Period February 21, 1995 /(a)/ through October 31, 1995
---------------------------------------------------------------
                                          18.00          0.54        0.54         (0.54)           --         18.54      6.06


                                                                                                        Ratios assuming
                                                                                                          no expense
                                                                                                        reimbursements
                                                                                                  ---------------------------

                                                    Ratio        Ratio                                             Ratio
                                                   of net       of net                    Net        Ratio        of net
                                                  expenses    investment               assets at      of        investment
                                                 to average     income      Portfolio     end      expenses       income
                                                     net      to average    turnover   of period  to average    to average
                                                    assets     net assets      rate    (in 000's)  net assets    net assets
                                                 ----------  ------------   ---------  ----------  ----------   -------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
                                                   0.85%/(d)/    3.98%/(d)/    21%     $19,973     1.19%/(d)/      3.64%/(d)/

For the Year Ended October 31, 1996
-----------------------------------
                                                   0.85          3.93          34       17,613     1.55            3.23

For the Period February 21, 1995 /(a)/ through October 31, 1995
---------------------------------------------------------------
                                                   0.85/(d)/     4.19/(d)/     19       10,721     1.90/(d)/       3.14/(d)/

-----------------
/(a)/ Commencement of operations.
/(b)/ Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(d)/ Annualized.

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                           MISSOURI TAX-FREE BOND FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                           Income from               Distributions to
                                                      investment operations            shareholders
                                                   --------------------------  ----------------------------
                                                                      Net
                                                                   realized
                                                                      and                                      Net
                                                                  unrealized                                  asset
                                        Net asset                    gain                                    value,
                                         value,         Net        (loss) on     From net      From net        end
                                        beginning   investment      invest-     investment  realized gain      of       Total
                                        of period     income       ments /b/      income    on investments   period   return /c/
                                       ----------- ------------  ------------  ----------- ---------------- -------- ------------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
                                         $18.26        $0.38      $(0.08)         $(0.38)        $(0.02)     $18.16     1.64%

For the Year Ended October 31, 1996
-----------------------------------
                                          18.40         0.76       (0.14)          (0.76)          --         18.26     3.43

For the Period February 21, 1995 /a/ through October 31, 1995
-------------------------------------------------------------
                                          18.00         0.57        0.40           (0.57)          --         18.40     5.45


                                                                                                               Ratios assuming
                                                                                                                 no waiver of
                                                                                                           investment advisory fees
                                                                                                          or expense reimbursements
                                                                                                          -------------------------

                                                            Ratio         Ratio                                            Ratio
                                                           of net        of net                   Net         Ratio        of net
                                                          expenses     investment              assets at       of        investment
                                                         to average      income     Portfolio     end       expenses       income
                                                             net       to average   turnover   of period   to average    to average
                                                           assets      net assets     rate    (in 000's)   net assets    net assets
                                                        ------------  ------------  --------- ----------   ----------    ----------
For the Six Months Ended April 30, 1997 (unaudited)
---------------------------------------------------
                                                           0.65%/d/      4.22%/d/      23%      $18,588      1.23%/d/      3.64%/d/

For the Year Ended October 31, 1996
------------------------------------
                                                           0.65          4.14          49        17,034      1.58          3.21

For the Period February 21, 1995 /a/ through October 31, 1995
-------------------------------------------------------------
                                                           0.65/d/       4.41/d/       52         8,889      2.12/d/       2.94/d/


-------------------
/a/ Commencement of operations.
/b/ Includes the balancing effect of calculating per share amounts.
/c/ Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/d/ Annualized.

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997
                                   (Unaudited)



1.  ORGANIZATION

      The Commerce Funds (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust consists of nine portfolios (individually, a "Fund" and collectively, the "Funds"): Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund (formerly Aggressive Growth Fund), International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund. Each of the Funds (except National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund) offers two classes of shares, Institutional Shares and Service Shares. The Growth and Income Fund commenced investment operations on March 3, 1997 with both Institutional and Service Shares. All other Service Shares commenced investment operations on January 2, 1997. Each Fund is registered as a diversified management investment company under the 1940 Act, other than the Missouri Tax-Free Bond Fund, which is registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

   A.  Investment Valuation

      Investments in securities traded on a U.S. exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked prices. The value of a Fund's portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not available, are valued at fair value using methods approved by the Board of Trustees.

   B.  Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

                               THE COMMERCE FUNDS

                                 April 30, 1997
                                   (Unaudited)


2.  SIGNIFICANT ACCOUNTING POLICIES--(Continued)

   C.  Premiums and Discounts on Debt Securities Owned

      The National Tax-Free Bond and the Missouri Tax-Free Bond Funds amortize premiums on debt securities on the effective yield basis, and do not accrete market discounts on debt securities. The Growth, MidCap and International Equity Funds accrete market discounts and amortize premiums on a yield to maturity basis. The Short-Term Government, Bond, Balanced and Growth and Income Funds do not accrete market discounts or amortize premiums on long-term debt securities. The Short-Term Government, Bond and Balanced Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distributions and are included in interest income in the accompanying Statements of Operations. For all Funds, original issue discount on debt securities is amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

   D.  Foreign Currency Translations

      The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Net realized gain (loss) on foreign currency transactions represent: (i) foreign exchange gains and losses from the sale of foreign currencies and investments; (ii) foreign exchange gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) foreign exchange gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rate.

   E.  Forward Foreign Currency Exchange Contracts

      The International Equity Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions as a means to manage its foreign exchange rate risk. All commitments are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts as a result of the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   F.  Federal Taxes

      Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal income tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules.

                               THE COMMERCE FUNDS

                                 April 30, 1997
                                   (Unaudited)


2.  SIGNIFICANT ACCOUNTING POLICIES--(Continued)

      As of the Trust's most recent tax year-end, the following Funds had capital loss carryforwards for U.S. federal income tax purposes:

                   Fund                             Amount                   Year of Expiration
      -------------------------------    ---------------------------    -----------------------------
      Short-Term Government Fund                    $8,584                         2004
      National Tax-Free Bond Fund                   $5,961                         2004


      These amounts are available to be carried forward to offset future capital gains of the Funds to the extent permitted by applicable laws or regulations.

   G.  Deferred Organization Expenses

      Organization-related costs are being amortized on a straight-line basis over a period of five years beginning with the commencement of each of the Fund's operations. If any or all of the shares held by The Goldman Sachs Funds Group, L.P. representing initial capital of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

   H.  Expenses

      Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average net assets for the period. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

   I.  Repurchase Agreements

      During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in safekeeping in the customer-only account of State Street Bank & Trust Company, the Funds' custodian, or at sub-custodians. The market value of the underlying collateral is monitored by daily pricing.

      In connection with transactions in repurchase agreements, if the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

   J.  Dividends and Distributions to Shareholders

      Dividends from net investment income are declared daily and paid monthly by the Short-Term Government, Bond, National Tax-Free Bond and Missouri Tax-Free Bond Funds; declared and paid quarterly by the Balanced, Growth and Income and Growth Funds; and declared and paid annually by the MidCap and International Equity Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

                               THE COMMERCE FUNDS

                                 April 30, 1997
                                   (Unaudited)


3.  AGREEMENTS

      The Funds have entered into an Advisory Agreement with Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) (the "Advisor"). Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Advisor is entitled to a fee, computed daily and payable monthly, at the following annual rate of the corresponding Fund's average daily net assets:

           Short-Term Government Fund...................................  .50%
           Bond Fund....................................................  .50%
           Balanced Fund................................................ 1.00%
           Growth and Income Fund.......................................  .75%
           Growth Fund..................................................  .75%
           MidCap Fund..................................................  .75%
           International Equity Fund.................................... 1.50%
           National Tax-Free Bond Fund..................................  .50%
           Missouri Tax-Free Bond Fund..................................  .50%

      As authorized by the Advisory Agreement, the Advisor has entered into a Sub-Advisory Agreement with Rowe-Price Fleming International, Inc. (the "Sub-Advisor") whereby the Sub-Advisor manages the investment assets of the International Equity Fund. As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee from the Advisor at the following annual rate:


           Average Daily Net Assets                                   Annual Rate
           ------------------------                                   -----------
           First $20 million.........................................     .75%
           Next $30 million..........................................     .60%
           Over $50 million..........................................     .50%

      For the period ended April 30, 1997, the Advisor has voluntarily agreed to waive a portion of its advisory fee for certain portfolios. The resulting advisory fees are .30% for the Short-Term Government Fund, .75% for the Balanced Fund, .89% for the International Equity Fund and .30% for the Missouri Tax-Free Bond Fund. The effect of these waivers by the Advisor for the period ended April 30, 1997 was to reduce advisory fees by $36,661, $93,811, $175,639 and $17,675 for the Short-Term Government, Balanced, International Equity and Missouri Tax-Free Bond Funds, respectively.

      In addition, for the period ended April 30, 1997, the Advisor has voluntarily agreed to reimburse expenses (excluding interest, taxes, distribution expenses and extraordinary expenses) to the extent that such expenses exceed, on an annualized basis, .68%, .88%, 1.13%, 1.20%, 1.13%, 1.72%,
 .85% and .65% of average net assets of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The effect of these reimbursements by the Advisor for the period ended April 30, 1997 was to reduce expenses by $44,892, $51,485, $30,673, $31,173 and $33,893 for the Short-Term
Government, Balanced, Growth and Income, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The amount reimbursable to the Short-Term Government, Balanced, Growth and Income, National Tax-Free Bond and Missouri Tax-Free Bond Funds at April 30, 1997 was approximately $10,400, $27,200, $30,700, $6,400 and $9,600, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities.

                               THE COMMERCE FUNDS

                                 April 30, 1997
                                   (Unaudited)


3.  AGREEMENTS--(Continued)

Included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities of the Bond Fund and International Equity Fund are approximately $500 and $5,200, respectively, related to excess reimbursements payable to the Advisor.

      Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., serves as the Trust's administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each Fund.

      Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales load imposed on the sale of shares of the Funds. The maximum sales load imposed on sale of shares of the Short-Term Government Fund is 2.00%; for all other Funds, the maximum sales load imposed on the sale of shares of the Funds is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $21,000 for the period ended April 30, 1997.

      The Trust, on behalf of each Fund (except National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund), has adopted a Distribution Plan for the Service Shares pursuant to Rule 12b-1. Under the distribution plan, payments by each Fund for distribution expenses may not exceed .25% (annualized) of the average daily net assets of the Fund's Service Shares.

      Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. The Shareholder Servicing expense for the period ended April 30, 1997 was approximately $4,900, $20,500, $14,200, $38,800, $9,000 and $4,200 for the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds, respectively, and are reflected in "Other Expenses" in the accompanying Statements of Operations.

4.  CONCENTRATION OF CREDIT RISK

    The Missouri Tax-Free Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Missouri. The issuers' abilities to meet their obligations may be affected by Missouri economic or political developments.

                               THE COMMERCE FUNDS

                                 April 30, 1997
                                   (Unaudited)


5.  INVESTMENT TRANSACTIONS
      Purchases and proceeds from sales or maturities of long-term securities for the period ended April 30, 1997 were as follows:


                                                    Short-Term Government Fund
Purchases (excluding U.S. Government securities).........................................................     $   2,150,729
Sales (excluding U.S. Government securities).............................................................           288,788
Purchases of U.S. Government securities..................................................................        10,477,706
Sales of U.S. Government securities......................................................................         8,703,352
                                                             Bond Fund
Purchases (excluding U.S. Government securities).........................................................     $   4,044,630
Sales (excluding U.S. Government securities).............................................................         1,030,781
Purchases of U.S. Government securities..................................................................        27,317,138
Sales of U.S. Government securities......................................................................         6,523,536
                                                           Balanced Fund
Purchases (excluding U.S. Government securities).........................................................     $  11,602,418
Sales (excluding U.S. Government securities).............................................................         7,603,759
Purchases of U.S. Government securities..................................................................         4,118,126
Sales of U.S. Government securities......................................................................         2,319,879
                                                      Growth and Income Fund
Purchases (excluding U.S. Government securities).........................................................     $  11,768,634
Sales (excluding U.S. Government securities).............................................................           109,331
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --
                                                            Growth Fund
Purchases (excluding U.S. Government securities).........................................................     $  59,462,929
Sales (excluding U.S. Government securities).............................................................        42,811,447
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --
                                                            MidCap Fund
Purchases (excluding U.S. Government securities).........................................................     $  33,744,032
Sales (excluding U.S. Government securities).............................................................        27,210,488
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --
                                                     International Equity Fund
Purchases (excluding U.S. Government securities).........................................................     $  14,666,892
Sales (excluding U.S. Government securities).............................................................         6,345,592
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --
                                                    National Tax-Free Bond Fund
Purchases (excluding U.S. Government securities).........................................................     $   5,752,211
Sales (excluding U.S. Government securities).............................................................         3,814,822
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --
                                                    Missouri Tax-Free Bond Fund
Purchases (excluding U.S. Government securities).........................................................     $   5,520,689
Sales (excluding U.S. Government securities).............................................................         4,027,204
Purchases of U.S. Government securities..................................................................                --
Sales of U.S. Government securities......................................................................                --

                                                       The Commerce Funds
                                                       -------------------------

                                                       Trustees
                                                       J. Eric Helsing, Chairman
                                                       Randall D. Barron
                                                       David L. Bodde
                                                       John J. Holland
                                                       Warren Weaver

                                                       Officers
                                                       Warren Weaver
                                                       President
                                                       Scott M. Gilman
                                                       Vice President
                                                       Paul Klug
                                                       Vice President
                                                       Nancy L. Mucker
                                                       Vice President
                                                       John M. Perlowski
                                                       Vice President
                                                       Pauline Taylor
                                                       Vice President
                                                       Randall D. Barron
                                                       Treasurer
                                                       W. Bruce McConnel, III
                                                       Secretary
                                                       Michael J. Richman
                                                       Assistant Secretary
                                                       Howard B. Surloff
                                                       Assistant Secretary


     This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Commerce Funds Prospectus which contains facts concerning The Commerce Funds' objectives and policies, management, expenses and other information. Shares of the Funds are not deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent or affiliates, and the shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of principal.

THE COMMERCE FUNDS                     [LOGO OF COMMERCE FUNDS/TM/ APPEARS HERE]
922 Walnut Street
Kansas City, Missouri  64106

INVESTMENT ADVISORS
Commerce Bank, N.A.
922 Walnut Street                            The Short-Term Government Fund
Kansas City, Missouri  64106                          The Bond Fund
                                                    The Balanced Fund
Commerce Bank, N.A.                            The Growth and Income Fund
8000 Forsyth Boulevard                               The Growth Fund
St. Louis, Missouri  63105                           The MidCap Fund
                                              The International Equity Fund
INVESTMENT SUB-ADVISOR                       The National Tax-Free Bond Fund
Rowe-Price Fleming International, Inc.       The Missouri Tax-Free Bond Fund
100 East Pratt Street
Baltimore, Maryland  21202

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004                            Semiannual Report

ADMINISTRATOR                                          April 30, 1997
Goldman Sachs Asset Management
One New York Plaza
New York, New York  10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts  02110

TRANSFER AGENT
National Financial Data Services, Inc.
1004 Baltimore Street
Kansas City, Missouri  64105

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
1000 Walnut Street
Kansas City, Missouri  64106

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, Pennsylvania  19107

                                COM-SEM97